UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TapImmune Inc.

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TAPIMMUNE INC.

50 North Laura St. - Suite 2500

Jacksonville, FL 32202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 29, 2017

Dear Stockholders of TapImmune Inc.:

The 2017 Annual Meeting of Stockholders of TapImmune Inc., a Nevada Corporation (the “Company”) (including any postponements or adjournments thereof, the “Annual Meeting”) will be held on Tuesday August 29, 2017 at 10:00 a.m. eastern time, at the Jacksonville Hyatt Regency Riverfront, 225 E. Coastline Drive, Jacksonville, Florida 32202, for the following purposes:

(1)	To elect six (6) Directors of the Company to serve until the next annual meeting of stockholders;

(2)	To conduct a non-binding advisory vote on executive compensation;

(3)	To conduct a non-binding advisory vote on the desired frequency of a non-binding advisory vote on executive compensation;

(4)	To approve the Company’s 2014 Omnibus Stock Ownership Plan, as Amended Through July 2017;

(5)	To approve an amendment to the Company’s 2014 Omnibus Stock Ownership Plan to increase the authorized shares by 800,000;

(6)	To ratify the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2017; and

(7)	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Our Board of Directors has fixed the close of business on July 6, 2017, as the record date for the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting and any adjournment thereof.  Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Jacksonville, Florida. The Company expects to move its executive offices at the end of July, 2017, to 5 West Forsyth Street, Suite 200, Jacksonville, Florida 32202.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Glynn Wilson
Jacksonville, Florida	GLYNN WILSON
July 12, 2017	Chairman, Chief Executive Officer and President

Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting are set forth in our Proxy Statement. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about July 12, 2017 to our beneficial owners and stockholders of record who owned our common stock at the close of business on July 6, 2017. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

This proxy statement and our annual report can be accessed directly at the following Internet address: www.proxyandprinting.com. You will be asked to enter the control number located on your Notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of TapImmune and look forward to either greeting you in person at the Annual Meeting or receiving your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 29, 2017: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyandprinting.com.

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TAPIMMUNE INC.

PROXY STATEMENT

FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Time on Tuesday, August 29, 2017

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2017 annual meeting of stockholders of TapImmune Inc., a Nevada corporation (“TapImmune”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, August 29, 2017 at 10:00 a.m. Eastern Time, at the Jacksonville Hyatt Regency Riverfront, 225 E. Coastline Drive, Jacksonville, Florida 32202. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about July 12, 2017 to all stockholders entitled to vote at the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on and how does the Board of Directors recommend that I vote?

PROPOSAL	TAPIMMUNE BOARD OF DIRECTORS VOTING RECOMMENDATION
(Proposal No. 1) The election of six directors to serve until our 2018 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR each nominee
(Proposal No. 2) The approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).	FOR
(Proposal No. 3) To conduct a non-binding advisory vote on the desired frequency of a non-binding advisory vote on executive compensation.	FOR AN ANNUAL VOTE
(Proposal No. 4) To approve the Company’s 2014 Omnibus Stock Ownership Plan, as Amended Through July 2017.	FOR
(Proposal No. 5) To approve an amendment to the Company’s 2014 Omnibus Stock Ownership Plan to increase the authorized shares by 800,000.	FOR
(Proposal No. 6) Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.	FOR

Other than the six items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. You may be asked to consider any other business that properly comes before the Annual Meeting.

Who is entitled to vote?

Holders of our common stock as of the close of business on July 6, 2017, the record date, may vote at the Annual Meeting. As of the record date, there were 10,158,993 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

How many votes are needed for approval of each proposal?

A plurality of the votes cast in person or by proxy at the Annual Meeting is required for the election of the director nominees. Shares as to which a stockholder withholds voting authority and broker non-votes, which are described below, will not affect the outcome of the election.

For each other item to be acted upon at the Annual Meeting (Proposal Nos. 2, 3, 4, 5, and 6), the item will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as votes cast on an item and, therefore, will not affect the outcome of these proposals. Shares represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the directions of stockholders indicated in their proxies. If no specification is made, shares represented by properly executed and unrevoked proxies will be voted in accordance with the specific recommendations of the Board set forth above. If any other matter properly comes before the Annual Meeting, the shares will be voted in the discretion of the persons voting pursuant to the respective proxies.

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For a stockholder who holds his or her shares through an intermediary, such as a broker, bank or other nominee (referred to as “beneficial owners”), such intermediary will not be permitted to vote on Proposal 1 (the election of directors), Proposal 2 (approval of the compensation of our named executive officers (known as a “say-on-pay” vote)), Proposal 3 (approval of the frequency of future say-on-pay votes), Proposal 4 (approval of the Company’s 2014 Omnibus Stock Ownership Plan, as amended through July 2017), or Proposal 5 (approval of an amendment to the Company’s 2014 Omnibus Stock Ownership Plan to increase the authorized shares), if the stockholder does not provide the intermediary with applicable voting instructions (this situation is called a “broker non-vote”). Accordingly, we encourage you to vote your shares on all matters being considered at the Annual Meeting. Notwithstanding the occurrence of a broker non-vote, the intermediary may still vote the stockholder’s shares on Proposal 6 (ratification of Marcum LLP as our independent auditor).

Registered Stockholders

If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders

If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your nominee’s procedures for obtaining a legal proxy appointing you as the nominee’s proxy to vote the shares at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting and conduct business under our amended and restated bylaws and Nevada law. The presence, in person or by proxy, of one third of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	by Internet at www.proxyandprinting.com , 24 hours a day, seven days a week, until 10:00 a.m. on August 29, 2017 (have your Notice or proxy card in hand when you visit the website);

•	by toll-free telephone at (877) 502-0550 (have your Notice or proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.

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If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	completing and returning a later-dated proxy card;

•	notifying the Secretary of TapImmune Inc., in writing, at: TapImmune Inc., 50 North Laura St., Suite 2500, Jacksonville, FL 32202; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the record date. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport, as well as proof of share ownership. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about July 12, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

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How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms, banks and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your nominee will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm. Your nominee will not have discretion to vote on the election of directors, the advisory vote on Say-on-Pay, the advisory vote on the frequency of Say-on-Pay advisory votes, the approval of the TapImmune Inc. 2014 Omnibus Stock Ownership Plan, as amended through July 2017, or the approval of the increase in shares available under that Plan, which are “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

TapImmune Inc.

Attention: Investor Relations

50 North Laura St. - Suite 2500

Jacksonville, FL 32202

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 10, 2018. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

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TapImmune Inc.

Attention: Secretary

50 North Laura St. - Suite 2500

Jacksonville, FL 32202

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2018 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 30, 2018; and

•	not later than April 10, 2018.

In the event that we hold our 2018 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2018 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2018 annual meeting of stockholders; or

•	the 10th day following the day on which public announcement of the date of 2018 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Corporate Governance— Stockholder Recommendation of Nominees.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws is available via the SEC's website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors currently is comprised of six Board members including Dr. Glynn Wilson, Sherry Grisewood, David Laskow-Pooley, Mark Reddish, Frederick Wasserman and Joshua Silverman. All of our existing Directors are nominated for re-election at the Annual Meeting. If elected, each of the Directors will hold office until the next annual meeting of stockholders and until their successor is elected and qualified, or as otherwise provided by our Bylaws or by Nevada law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

•	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

•	allow the vacancy to remain open until a suitable candidate is located and nominated; or

•	adopt a resolution to decrease the authorized number of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH DIRECTOR NOMINEE.

If a choice is specified on the Proxy by the stockholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Information About Nominees

Information about each nominee as of July 12, 2017 is set forth below:

Name	Age	Position
Dr. Glynn Wilson	70	Chairman of the Board, Chief Executive Officer and President
Sherry Grisewood	64	Independent Director
David Laskow-Pooley	62	Independent Director
Mark Reddish	63	Independent Director
Frederick Wasserman	62	Independent Director
Joshua Silverman	47	Independent Director

Directors of the Company

Dr. Glynn Wilson. Dr. Wilson was appointed to the Board in February 2005 and as Chief Executive Officer and President in November 2015. On July 18, 2016, Dr. Wilson relinquished the office of President when we hired Dr. John Bonfiglio as President and Chief Operating Officer. On April 28, 2017, Dr. Wilson was again appointed to serve as President following the resignation of Dr. Bonfiglio. Prior to joining the Board, he was President and Chief Scientific Officer of Auriga Pharmaceuticals, a public specialty pharmaceutical company. Dr. Wilson was Research Area Head, Cell and Molecular Biology in Advanced Drug Delivery at Ciba-Geigy Pharmaceuticals from 1984-1989 and Worldwide Head of Drug Delivery at SmithKline Beecham from 1989 to 1994. He was the Chief Scientific Officer at Tacora Corporation from 1994 to 1997 and was the Vice-President, R&D, at Access Pharmaceuticals from 1997 to 1998. Dr. Wilson was President and Chief Scientific Officer of Auriga Pharmaceuticals, a public specialty pharmaceutical company from 2004 until 2006. He was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Sanford Moore and William Stein, from 1974 to 1979. He is a recognized leader in the development of drug delivery systems and has been involved in taking lead products & technologies from concept to commercialization. Dr. Wilson has a Ph. D. in Biochemistry and conducted medical research at The Rockefeller University, New York.

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Dr. Wilson brings an extensive background of success in corporate management and product development with tenures in both major multinational pharmaceutical companies and start-up pharmaceutical/biotech organizations.

Mark Reddish. Mr. Reddish joined the Company as Vice-President of Product Development in November 2011, and was appointed to the Board in April 2012. Mr. Reddish previously served as Vice President of Product Development and Principal Investigator, Biodefense at ID Biomedical, Bothell, WA, where he was employed from 1998 to 2005. At Biomira Inc. (renamed Oncothyreon), where he was senior director of Research Immunology from 1991 to 1998, he was responsible for development of their FDA approved tumor marker assays (CA15-3, CA-125, CA19-9, PSA) and lead early research and clinical development of their immunotherapeutic vaccine program.

Mr. Reddish brings thirty-five years of biomedical experience ranging from clinical and academic research to industrial product development and has already brought significant value and insight to TapImmune as a member of the scientific advisory board. He has over 50 publications in the areas of immunology and microbiology and a number of issued and pending patents in the area of vaccine technologies.

Sherry Grisewood. Ms. Grisewood joined the Board in March 2013. She has over 30 years of securities industry experience in a range of investment banking, advisory and research-related activities. Between December 2012 and June 2017, Ms. Grisewood was associated with Dawson James Securities Inc., first as Managing Director, Corporate Finance until September 2015 and most recently as Managing Partner, Life Science Research. Prior to joining Dawson James, over a 12-year period as an investment banker she led Lifesciences specialty investment banking practices for two New York-based investment banks and acted as an independent strategic advisor and consultant in life sciences. Prior to consulting for investment banks, Ms. Grisewood served as Director of Research for a mid-tier brokerage company and a leading independent investment research company. Ms. Grisewood holds a Bachelor of Science degree (Highest Honors) in Life Science from Ramapo College of New Jersey. She currently serves on the Board of Mobitech Regenerative Medicine, a private medical device company, and has served as a Board member of BRTI Life Sciences and Conception Technology, both private medical device companies. She is a member of the American Society of Gene and Cell Therapy, the Tissue Engineering and Regenerative Medicine Society International, Women in Bio and the CFA Institute.

Ms. Grisewood brings a wealth of knowledge about the securities and biomedical industries to TapImmune. She has participated in over 70 transaction-related projects involving initial public offerings, secondary offerings, PIPE’s, private equity, M&A and licensing transactions. These deals and projects represented US, Canadian, Scandinavian, UK, Chinese and Australian clients with advanced therapeutic technologies and delivery systems in the life sciences such as those addressing nucleic acid therapeutics, regenerative medicine, immune-therapy, CNS diseases, or leading edge device technologies for life science special situations.

David Laskow-Pooley. Mr. Laskow-Pooley joined the Board in March 2015. He is currently CEO of LondonPharma Ltd, a clinical stage company re-purposing approved drugs through novel drug delivery technologies, where he has been employed since April 2012. He is also a Co-founder of Pharmafor Ltd, a small company incubator. He was formerly Managing Director (UK) of Nasdaq-listed drug discovery platform company, OSI, where he was employed from 2002 to 2004. He also was part of the corporate team that developed and launched Tarceva for the treatment of lung cancer with marketing partners Roche and Genentech. He is a pharmacist with more than 40 years of experience in the Pharmaceutical, Diagnostic and Device sectors, and has had a distinguished career in multinational pharmaceutical companies including Glaxo SmithKline and Abbott, in addition to Life Technologies (Biotech Life Sciences) and Amersham, now GE Healthcare (Diagnostic Imaging). He currently serves on the boards of directors of Pharmafor Ltd, a UK private company and Neurovive AB, a Swedish and US public company.

Mr. Laskow-Pooley brings a wealth of experience in the pharmaceutical industry and with start-up and early stage pharmaceutical/biotech organizations.

Frederick Wasserman. Mr. Wasserman joined the Board in January 2016. He is a business executive with over 35 years of business experience, having served at various companies in roles including Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer. He is currently the President of FGW Partners LLC, Pennington, NJ, where he has been employed since 2007. He currently serves on the boards of directors of DHL Holdings Corp, MAM Software Group, Inc., and SMTC Corporation. Mr. Wasserman was employed as a certified public accountant from 1976 to 1989. He earned a Bachelor of Science degree from The Wharton School at The University of Pennsylvania in 1976.

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Mr. Wasserman brings to our Board an extensive array of business and industry experience as well as experience as a director of public companies.

Joshua Silverman. Mr. Silverman joined the Board in November 2016. Mr. Silverman is currently and has been the Co–founder and Managing Member of Parkfield Funding LLC, an investment and consulting firm, since May 15, 2013. Mr. Silverman was a former Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”), where he served as Co–Chief Investment Officer of Iroquois from 2003 until August 1, 2016. From 2000 to 2003, Mr. Silverman served as Co–Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to the President of the United States. Mr. Silverman received his B.A. from Lehigh University in 1992. In the past five years, Mr. Silverman has served on the boards of directors of Neurotrope, Inc., MGT Capital Investments Inc., National Holdings Corporation, Alanco Technologies Inc., Protagenic Therapeutics, Inc. and WPCS International Incorporated.

Mr. Silverman brings to our Board extensive public company board experience, and financial and investment experience, including with pre-revenue biotechnology companies.

See “Corporate Governance” below for additional information regarding the Board of Directors.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Summary

As provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and as required by Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our stockholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say on Pay”).

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of stockholder value. Rather than basing compensation on a series of specific performance objectives, we encourage initiative, teamwork and innovation, and each executive is enabled to use his or her abilities and particular area of responsibility to strengthen our overall performance. Please read the “Compensation Discussion and Analysis” of this Proxy Statement for a detailed description and analysis of our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

It is the philosophy of the Board of Directors to align the interests of our executive officers and stockholders by integrating the executives’ compensation opportunities with our long-term corporate strategic and financial objectives. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other biotechnology companies, particularly those of similar size and those in our geographic areas. Our Compensation Committee sets overall compensation at a level it believes to be fair, based upon a subjective analysis of the individual executive’s experience and past and potential contributions to us.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. We will ask our stockholders to vote “FOR” the following resolution at the Meeting:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Company’s 2017 Proxy Statement.

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the outcome of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Summary

We are asking our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. When voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for us, and, therefore, our Board recommends that you vote for a one-year interval for the advisory vote on our named executive officers’ compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on named executive officer compensation will allow our stockholders to provide us with their direct and timely input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, or three years or abstain.

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company, the Board may decide that it is in the best interests of the Company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors unanimously recommends that you vote for “Every 1 Year” in Proposal 3 as the frequency with which stockholders are provided an advisory vote on executive compensation.

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PROPOSAL 4

APPROVAL OF THE 2014 OMNIBUS STOCK OWNERSHIP PLAN,

AS AMENDED THROUGH JULY 2017

Summary

We are asking our stockholders to approve our 2014 Omnibus Stock Ownership Plan, as amended through July 2017 (the “Plan”), excluding the amendment contemplated by Proposal 5. Our Board of Directors originally approved the TapImmune Inc. 2014 Omnibus Stock Ownership Plan on March 19, 2014. The aggregate number of shares of our common stock currently authorized pursuant to the Plan is 583,334 shares (after giving effect to our September 16, 2016 one-for-twelve reverse stock split). As of June 15, 2017, options outstanding under the Plan have per share exercise prices ranging from $1.74 to $7.56 with a weighted average per share exercise price of $6.23.

On July 6, 2017 the Board of Directors also approved an amendment to the Plan to increase the number of authorized shares by an additional 800,000 shares subject to stockholder approval. We are asking our stockholders to approve this amendment to the Plan in a separate vote, as described in Proposal 5 below.

Our Board of Directors has unanimously approved the Plan and desires to submit it for stockholder approval, to, among other things:

(1)	To comply with our Nasdaq listing requirements given our desire to seek an increase in the Plan shares in Proposal 5 and as part of our corporate governance practices;

(2)	To ensure our ability to deduct compensation expenses under Section 162(m) of the Internal Revenue Code, associated with awards under the Plan, among other requirements, allowing awards under the Plan to be tied to achievement of certain specific performance goals, as specified in terms of the Plan approved by our stockholders;

(3)	To provide that the maximum number of shares that may be covered by the stock options and stock appreciation rights granted to an eligible individual under the Plan during any one-year period shall be limited to 200,000 shares.

In reviewing our compensation practices, including in light of various evolving market practices and changing regulatory requirements that affect equity compensation, as well as to enhance our flexibility to make awards, our Board of Directors determined to submit the Plan to stockholders for approval. In addition, the Plan, along with the proposed amendment described in Proposal 5 increasing the number of shares authorized for issuance under the Plan, ensures our ability to continue to grant stock options and other awards, which are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete and such amendment to the Plan is required to be submitted to our stockholder by Nasdaq requirements. Our employees are our most valuable asset, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals.

In addition, stockholder approval of the Plan is intended to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code, so as to permit us to deduct under federal income tax law certain amounts paid under the Plan to executive officers that might otherwise not be deductible. Section 162(m) of the Internal Revenue Code generally prevents public companies from deducting compensation paid in excess of $1,000,000 to any one of certain of their executive officers during any single year. Under current law, this restriction applies to compensation paid to our Chief Executive Officer and our other three most highly compensated executive officers listed in our “Summary Compensation Table” in this proxy statement. Certain “performance-based compensation” is specifically exempted from this deduction limit if it otherwise meets the requirements of Section 162(m).

Stock options and stock appreciation rights that are structured such that the recipient’s compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of exercise may qualify as performance-based compensation if, among other requirements, the plan under which the awards are granted is stockholder-approved and contains a limit on the number of shares that may be granted under options or stock appreciation rights to any one individual during a specified period. As a result, the Plan provides that for Section 162(m) purposes no participant may be granted awards, other than cash awards, during any one year period that, in the aggregate, cover more than 200,000 shares.

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Additional requirements apply to certain other forms of compensation, such as cash awards and restricted stock and restricted stock unit awards, in order for them to qualify as performance-based compensation, including a requirement that payment under the awards be contingent upon the achievement of certain performance goals that are established in a manner specified under Section 162(m). As a result, the Plan permits us to issue certain awards that incorporate performance goals and provides that these performance goals may be based upon: annual revenue, cash position, earnings per share, individual objectives, net income, operating cash flow, operating income, return on assets, return on equity, return on sales and total stockholder return. The performance goals must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such targets remains substantially uncertain.

Stockholder approval of the Plan pursuant to this proposal will constitute stockholder approval of the material terms of the Plan, including the share limitations on awards and the performance goals, for Section 162(m) purposes.

Vote Required and Board of Directors’ Recommendation

Approval of the Plan requires the affirmative vote of the stockholders. The proposal will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as votes cast on an item and, therefore, will not affect the outcome of these proposals. Shares represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the directions of stockholders indicated in their proxies. If no specification is made, shares represented by properly executed and unrevoked proxies will be voted in accordance with the specific recommendations of the Board set forth above. If the Plan is not approved and Proposal 5 is not approved, the Plan will continue in full force without any increase in the number of shares of common stock available under the Plan. Even if the Plan is approved, the Board of Directors may, pursuant to the terms of the Plan and subject to any applicable exchange where our stock may be listed, make any other changes to the Plan that it feels would be in our and our stockholders’ best interests.

Because each of our directors and executive officers are eligible to participate in the Plan, the approval of the Plan impacts each of our directors and executive officers and thus each of our directors and executive officers has a personal interest in this proposal and its approval by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2014 OMNIBUS STOCK OWNERSHIP PLAN, AS AMENDED THROUGH JULY 2017.

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Summary of the Plan

The following is a summary of the principal features of the Plan and its operation. Because it is not a complete description of all of the terms and conditions of the Plan, the summary is qualified in its entirety by reference to the full text of the Plan, as set forth in Appendix A.

Background and Purpose of the Plan

The Plan is intended to continue to attract, motivate and retain employees, consultants and non-employee directors and to encourage their stock ownership in the Company thereby aligning their interests with those of our stockholders. The purpose of the Plan is to give us a competitive advantage in attracting, retaining and motivating officers, employees, non-employee Directors, and consultants, and to provide us and our subsidiaries with a stock plan that could provide incentives linked to our financial results and business and to increases in stockholder value.

The Plan will expire at the end of its ten-year term on March 19, 2024.

Administration of the Plan

The Board is authorized to appoint a committee of at least two non-employee members of the Board (the “Committee”) to administer the Plan. To make grants to certain of our officers and key employees, the members of this Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that we can receive a federal tax deduction for certain compensation paid under the Plan). The Board has delegated general administrative authority for the Plan to the Compensation Committee of the Board (the “Compensation Committee”).

Subject to the terms of the Plan, the Committee has the discretion to select the employees, consultants and directors who will receive Awards, to determine the terms and conditions of such Awards (for example, the number of shares subject to an Award, the exercise price, and vesting schedule), to interpret the provisions of the Plan and outstanding Awards, to amend outstanding Awards (including the authority to accelerate vesting), to extend an option’s post-termination exercise period (but not beyond the original option term), and to adopt, interpret, amend or revoke rules for the administration, interpretation and application of the Plan.

Except to the extent the Board has reserved the authority to review and approve grants to named executive officers or to approve and ratify other actions of the Committee, the Committee may delegate any part of its authority and powers under the Plan to one or more of our directors and/or officers, but only the Committee itself can make Awards to which are intended to qualify as performance-based compensation under Section 162(m) or to participants who are our executive officers or otherwise subject to Section 16 of the Securities Exchange Act of 1943, as amended. References to the Committee in this proposal include the Committee and any directors or officers to whom the Committee properly delegates authority.

Authorized Shares

Under the Plan, an aggregate of 583,334 shares of our common stock may be issued pursuant to Awards.

If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related option, or the termination of a related option upon exercise of the corresponding tandem stock appreciation right), any shares subject to such Award again shall be available for subsequent Awards under the Plan. Shares that are exchanged by a participant or withheld by us as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a participant or withheld by us or one of our affiliates to satisfy the tax withholding obligations related to any Award, shall be available for subsequent Awards under the Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or option granted under the Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits above, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under the Plan with respect to such exercise.)

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In the event that any dividend or other distribution (whether in the form of cash, our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our common stock or other securities, or other change in our corporate structure affecting our common stock occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee shall, in such manner as it may deem equitable, adjust the number and class of shares (or other securities) available for issuance under the Plan and the number, class, and price of shares (or other securities) subject to outstanding Awards.

Eligibility to Receive Plan Awards

The Committee selects the employees (including executive officers), consultants and directors who will be granted Awards under the Plan. As of June 15, 2017, we had 2 officers and employees, including all of our named executive officers who are still serving in that capacity, and five non-employee directors who were eligible to receive Awards under the Plan. The actual number of individuals who will receive future Awards under the Plan cannot be determined in advance because the Committee has the discretion to select the participants.

Types of Awards Granted under the Plan

The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock bonuses, (3) restricted stock, (4) restricted stock units, (5) dividend equivalents and (6) other stock based awards (each, an “Award”).

Stock Options. A stock option is the right to acquire shares of common stock at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options. The Committee will determine the number of shares covered by each option. The exercise price of the shares subject to each option is set by the Committee but generally cannot be less than 100% of the fair market value on the date of grant. The fair market value of our common stock is generally the last quoted sales price for the shares traded on the Nasdaq Stock Market on the applicable date.

An option granted under the Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. The Committee may, in its discretion, condition the vesting of any option granted under the Plan on satisfaction of (i) any minimum period of continued employment or other continued service with the Company the Committee deems appropriate, or (ii) satisfaction of one or more performance goals the Committee deems appropriate, or (iii) a combination of service vesting and satisfaction of performance goals set by the Committee. After an option is granted, the Committee may, in its sole discretion, modify or accelerate the vesting of the option.

Options vest and become exercisable at the times and on the terms established by the Committee at the time of grant. Options granted under the Plan expire at the times established by the Committee, but not later than 10 years after the grant date. The Committee may determine the effect of termination of employment or service on the rights and benefits under options and in doing so may make distinctions based upon the cause of termination or other factors.

The exercise price of each option granted under the Plan must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment through the tender of shares that are already owned by the participant or restricted stock valued at fair market value at time of exercise, or, unless otherwise determined by the Committee, a broker-assisted exercise program, as permitted by Regulation T of the Federal Reserve System.

Stock Appreciation Rights. Awards of stock appreciation rights may be granted in tandem with or in connection to all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. The Committee has complete discretion to determine the number of stock appreciation rights granted to any employee, consultant or director. The Committee also determines the terms of stock appreciation rights, except that the exercise price of a stock appreciation right that is granted independently of an option may not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of a stock appreciation right that is granted in tandem with or in connection to an option may not be less than the exercise price of the related option. In addition, the Committee may determine the effect of termination of employment or service on the rights and benefits under stock appreciation rights and in doing so may make distinctions based upon the cause of termination or other factors.

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A stock appreciation right granted in tandem with an option will entitle the participant to exercise the stock appreciation right by surrendering to us a portion of the unexercised related option. The participant will receive in exchange from us an amount equal to the excess of the fair market value of the shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a stock appreciation right granted in tandem with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires. A stock appreciation right granted in connection with an option will automatically be deemed exercised after the related option is exercised.

Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from us an amount equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares on the date of grant. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement. Stock appreciation rights granted under the Plan expire at the times established by the Committee, but not later than ten years after the date of grant. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares, in cash, or any combination thereof, as the Committee may determine.

Stock Bonuses. The Plan also permits the Committee to grant awards of shares of our common stock to eligible employees or consultants, other than our executive officers.

Restricted Stock and Restricted Stock Units. The Committee may also grant restricted stock awards, consisting of shares of our common stock that vest in accordance with the terms and conditions established by the Committee. Restricted stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the underlying shares, at a future date. The Committee will determine the number of shares subject to a restricted stock Award or restricted stock unit Award granted to any employee, consultant or director, and the other terms of the Award (including the purchase price, if any, and transfer restrictions).

In determining whether an Award of restricted stock or restricted stock units should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate or determine that fully-vested shares should be awarded. The Committee may, in its discretion, condition the vesting of any restricted stock or restricted stock units granted under the Plan on satisfaction of (i) any minimum period of continued employment or other continued service with the Company the Committee deems appropriate, or (ii) satisfaction of one or more performance goals the Committee deems appropriate, or (iii) a combination of service vesting and satisfaction of performance goals set by the Committee. For example, the Committee may determine to grant an Award of restricted stock or restricted stock units that will vest only if the participant continues employment and certain performance goals established by the Committee are satisfied.

Dividend Equivalents. The Committee may also provide that Awards of restricted stock or restricted stock units include rights to receive dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of our common stock, provided that as to any dividend equivalent rights granted in connection with an Award granted under the Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the Award are satisfied (or, in the case of a restricted stock or similar Award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Other Stock Based Awards. The Committee may also, in its discretion, grant other forms of stock-based Awards which are denominated in, valued, in whole or in part, by reference to, or otherwise based on or related our common stock. The purchase, exercise, exchange or conversion of other stock-based awards granted under the Plan shall be on such terms and conditions and by such methods as shall be specified by the Committee.

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Performance Goals. Awards under the Plan may be made subject to performance conditions as well as time-vesting conditions. Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may include performance conditions that are established and administered in accordance with the requirements of Section 162(m) of the Internal Revenue Code and based on an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Committee in accordance with Section 162(m) of the Internal Revenue Code: annual revenue, cash position, earnings per share, individual objectives, net income, operating cash flow, operating income, regulatory approvals, return on assets, return on investment, return on sales, stock price and total stockholder return. Performance goals may differ from participant to participant and from Award to Award.

Change in Control. Change in Control is defined in the Plan as follows:

(i)      the acquisition by any Person of “beneficial ownership” of 20% or more of the outstanding shares of either (A) the then-outstanding shares of common stock (“Outstanding Company Common Stock”) or (B) the common stock entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (4) any acquisition by any entity pursuant to a transaction that complies with Sections (iii)(A), (B) and (C) below; or

(ii)     individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)    consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock, (B) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

In the event of a “change of control” of the Company, the Committee may provide for the successor corporation to either assume or provide a substitute award for each outstanding stock option and stock appreciation right or other Award which is service-vested. If the successor corporation assumes or provides a replacement Award and the participant is terminated by the successor corporation for reasons other than a voluntary termination initiated by the participant during the 24-month period following the change of control, then such participant’s options and stock appreciation rights will immediately vest and become exercisable as to all of the shares subject to such Award.

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In the event the successor corporation refuses to assume the outstanding stock option or stock appreciation rights or other stock awards, or to provide substitute awards which are service-vested, the Committee may notify affected participants that the options or stock appreciation rights under the Plan will immediately vest and become exercisable as to all of the shares subject to such Award in connection with the transaction. The Committee may also, in the Committee’s discretion, provide that any stock options and stock appreciation rights which have not been exercised by the effective date may be cancelled in exchange for the right to receive a cash payment from us equal to the excess of the value of the transaction consideration to be paid to stockholders over the exercise price for the option or stock appreciation rights, and that such options and stock appreciation rights will terminate upon the completion of the change of control and receipt of such cash payments.

Termination of Employment. When the participant’s employment with the Company is terminated for any reason, the participant’s then-unvested stock options are forfeited and vested options shall remain exerciseable until the 90th day following termination of employment of service, as applicable.

If any shares of restricted stock are forfeited or if any stock option (and related stock appreciation right, if any) terminates without being exercised, is exercised or settled for cash, the shares subject to such awards shall again be available for distribution in connection with awards under the Plan.

Limited Transferability of Awards. Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Amendment and Termination of the Plan

The Board generally may amend, suspend or terminate the Plan at any time and for any reason, subject to stockholder consent (i) in the case required under the listing requirements of a national securities exchange on which our stock is listed, or (ii) to the extent the amendment would result in a reduction in the option price of any option, cancellation of an option where the option exercise price exceeds the fair market value in exchange for cash or another award (other than in a Change in Control), or any other action that would be treated as a repricing under the applicable Nasdaq listing rules. No amendment may alter or impair the rights of a participant with respect to an outstanding Award without his or her consent; provided that such consent shall not be required if the amendment, (a) is required or advisable in order for us, the Plan or the Award to satisfy applicable law, to comply with any stock exchange rules, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, (b) in connection with any change of control event, is in our or our stockholders best interests, or (c) does not materially decrease the value of such awards. In addition, no amendment may be made that would cause a qualified performance-based award to cease to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

Unless terminated earlier by the Board, the Plan will terminate on the tenth anniversary of its effective date of March 19, 2024.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant’s death, the tax consequences of an Award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option would be added to the tax basis of the shares and, with respect to an employee, is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

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Special federal income tax rules apply if our common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Appreciation Rights No taxable income is recognized when a stock appreciation right is granted to a participant. Upon exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received by the participant as of the payment date. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Restricted Stock. No taxable income is generally recognized when a restricted stock award is granted to a participant if the shares of restricted stock are subject to vesting requirements which make the shares subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. For this purpose, the award is subject to a substantial risk of forfeiture to the extent the shares will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the shares are no longer subject to a substantial risk of forfeiture, or when the shares become transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the shares, if any, and the fair market value of the shares on the date the shares are no longer subject to forfeiture.

An eligible participant who may accelerate his or her recognition of ordinary income with respect to a restricted stock award, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election with the IRS pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the shares, if any, and the fair market value of the shares on the date of the award, and the capital gain holding period commences on such date.

Restricted Stock Units No taxable income is generally recognized when restricted stock units are granted to a participant if the shares are subject to vesting requirements. Upon vesting (or at grant as to any shares that are vested at grant), the participant will generally recognize income in an amount equal to the excess of the fair market value of the shares over any amount the participant paid for the shares.

Tax Effect for the Company We generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to certain of our other executive officers. If compensation attributable to Awards to such individuals is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct compensation paid to such individuals to the extent that aggregate non-performance-based compensation exceeds $1,000,000 per individual in any tax year. Furthermore, if an Award is accelerated under the Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered).

Application of Code section 409A. Code Section 409A imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Code Section 409A, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and stock unit programs. Generally speaking, Code Section 409A does not apply to stock options granted at fair market value if no deferral is provided beyond exercise, stock appreciations rights or restricted stock Awards. In addition, Code Section 409A will not applied to most restricted stock unit awards unless the delivery of the shares or other value is delayed after the Award becomes vested.

Effect of Other Laws. The above summary relates to U.S. federal income tax consequences only. The acquisition, ownership or disposition of shares of common stock may also have tax consequences under various state, local and foreign laws. Awards made pursuant to the Plan are not subject to the Employee Retirement Income Security Act of 1974, as amended.

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The foregoing is only a summary of the effect of U.S. federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

Accounting Treatment

We account for option grants made to officers and other employees under the Plan in accordance with Financial accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation. Compensation cost is recognized for all option grants based on the grant date fair value estimated in accordance with the provisions of Topic 718. We amortize compensation cost on a straight-line basis over the requisite service period of the grant for the portion of the grant that is expected to vest. We estimate forfeitures; both at the date of grant as well as throughout the vesting period, based on our historical experience and future expectations.

Equity Compensation Plan Information

The following table summarizes the equity compensation plans under which our equity securities may be issued as of December 31, 2016:

	(a) Number of Securities to be Issued Upon Exercise of Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	3,679	$215.27	4,654
Equity compensation plans not approved by stockholders(2)	442,500	$6.38	140,834
Totals	446,179	$8.11	145,488

(1)	Includes shares of common stock authorized for awards under the 2009 Stock Incentive Plan.
(2)	Represents shares of common stock authorized for issuance under the 2014 Omnibus Stock Option Plan.

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PROPOSAL 5

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2014 OMNIBUS STOCK OWNERSHIP PLAN

BY 800,000 SHARES

Summary

We are asking our stockholders to approve an amendment to our 2014 Omnibus Stock Ownership Plan (the “Plan”) to increase the shares authorized to be issued thereunder from 583,334 to 1,383,334 shares.

The aggregate number of shares of our common stock currently authorized pursuant to the Plan is 583,334 shares (after giving effect to our September 16, 2016 one-for-twelve reverse stock split). As of June 15, 2017, 28,398 shares of common stock had been issued under the Plan, of which 17,981 were issued pursuant to restricted stock awards and 10,417 shares were issued pursuant to option exercises. Options covering an additional 452,916 shares granted under the Plan remain outstanding. Without amendment, the Company would not have sufficient shares available under the Plan to make future awards as currently there are only 82,853 shares remaining available for future awards under the Plan (plus shares subject to outstanding awards that might in the future be returned to the Plan as a result of cancellations or expirations of awards).

On July 6, 2017, our Board of Directors approved an amendment to the Plan, subject to stockholder approval increasing the number of shares authorized for issuance under the Plan by 800,000 shares from 583,334 to 1,383,334 (the “Amendment”) shares and recommended that the Amendment be submitted to our stockholders for their approval. If this Proposal 5 is approved by our stockholders, the shares authorized under the Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the shares available under the Plan will not be increased and the Plan will continue to be effective in accordance with its terms.

The proposed amendment increasing the number of shares authorized for issuance under the Plan ensures our ability to continue to grant stock options and other awards, which are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are our most valuable asset, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We believe strongly that the approval of the Amendment to our Plan, as proposed, is instrumental to our continued success.

A summary of the Plan (excluding the proposed amendment) is set forth under Proposal 4 and is qualified by reference to the 2014 Omnibus Stock Ownership Plan, as amended through July 2017, set forth in Appendix A.

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The following table presents the shares covered by the options contemplated to be awarded under the Plan, to our named executive officers and to our non-employee directors pursuant to the terms of our current Director Compensation Program.

New Plan Amendment Benefits

Name and Position	Number of Shares (1)	Dollar Value

Dr. Glynn Wilson President and Chief Executive Officer	—	—

Michael J. Loiacono Chief Financial Officer, Secretary and Treasurer	—	—

Executive Group (2 persons)

Non-Executive Director Group-directors (other than the executive officers) as a group (five persons)	—	$200,000

Non-executive officers, employee group (2persons)	—	—

(1)	No awards are currently contemplated to be made to our named executive officers. In connection with service on our Board of Directors and consistent with our revised non-employee director compensation program, each non-employee director is to be awarded $40,000 in restricted common stock under our Plan in connection with the annual meeting as part of their annual board retainer. The number of shares to be issued is to be based on the closing price of our stock the day before our annual meeting. As such, the share amount is not able to be determined until such time as the contemplated awards are made at the time of our annual meeting. Given the limited availability of shares under our Plan, such awards will be made if sufficient shares remain available and, if not, only if Proposal 5 is approved by our stockholders.

Vote Required and Board of Directors’ Recommendation

Approval of the Amendment to the Plan requires the affirmative vote of the stockholders. The proposal will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as votes cast on an item and, therefore, will not affect the outcome of these proposals. Shares represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the directions of stockholders indicated in their proxies. If no specification is made, shares represented by properly executed and unrevoked proxies will be voted in accordance with the specific recommendations of the Board set forth above. Even if the Amendment to the Plan is approved, the Board of Directors may, pursuant to the terms of the Plan and subject to any applicable exchange where our stock may be listed, make any other changes to the Plan that it feels would be in our and our stockholders’ best interests.

Because each of our directors and executive officers are eligible to participate in the Plan, the approval of the Amendment to the Plan impacts each of our directors and executive officers and thus each of our directors and executive officers has a personal interest in this proposal and its approval by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2014 OMNIBUS STOCK OWNERSHIP PLAN

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PROPOSAL 6

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS THE COMPANY’S INDEPENDENT AUDITORS

Summary

Marcum LLP served as our independent registered public accounting firm for the completion of our audit for the years ended December 31, 2016 and 2015. The Audit Committee has again approved the appointment of Marcum LLP (“Marcum”) as our independent auditors for the year ending December 31, 2017 and the Board has further directed that we submit the appointment of independent auditors and independent registered public accounting firm for 2017 for ratification by the stockholders at this stockholders’ meeting.

A representative of Marcum is expected to be present at the stockholders’ meeting, and will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Although ratification is not required by the Bylaws or otherwise, we are submitting the appointment to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in TapImmune’s and TapImmune’s stockholders’ best interests.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by our principal accountants, Marcum, in the categories indicated during each of the past two fiscal years ended December 31:

Services Rendered	Year Ended December 31, 2015	Year Ended December 31, 2016
Audit Fees	$95,000	$194,800
Audit Related Fees	-	-
Tax Fees	60,000	68,300
All Other Fees	-	-
	$155,000	$263,100

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

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Policy on Pre-Approval of Services Performed by Independent Auditors

It is our Audit Committee’s policy to pre-approve all audit and permissible non-audit services performed by the independent auditors. The Audit Committee pre-approved all services that our independent accountants provided to us in the past two fiscal years.

Vote Required and Board of Directors’ Recommendation

Ratification of the appointment of Marcum as our independent auditors for the year ending December 31, 2017 requires the affirmative vote of the stockholders. The proposal will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as votes cast on an item and, therefore, will not affect the outcome of these proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITORS.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2016, and the notes thereto.

Review with Management

The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2016 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Marcum the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Marcum as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Marcum their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Sherry Grisewood (Chairwoman)

David Laskow-Pooley

Frederick Wasserman

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CORPORATE GOVERNANCE

TapImmune’s current corporate governance practices and policies are designed to promote stockholder value, and TapImmune is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by our directors and officers and sets forth high standards of business conduct applicable to each director and officer. A copy of the code can be viewed on our website at http://tapimmune.com/investors/briefcase.

Our current corporate governance practices and policies are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Code of Ethics are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. Our Code of Ethics can be accessed on our web site at http://tapimmune.com/investors/briefcase. We intend to disclose amendments to certain provisions of our Code of Ethics, or waivers of such provisions granted to directors and executive officers, on our web site in accordance with applicable SEC requirements.

Independence of Directors

In determining whether our Directors are independent, we are required to comply with the rules of NASDAQ. We also expect to continue to comply with securities and other laws and regulations regarding the independence of directors, including those adopted under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 under the Securities and Exchange Act of 1934 with respect to the independence of Audit Committee members. The NASDAQ listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the company’s board of directors, have a relationship with the company that would interfere with the director’s exercise of independent judgment. The Board has affirmatively determined that each of the following directors, constituting a majority of the Board, is independent within the meaning of NASDAQ listing standards:

Sherry Grisewood

Mark Reddish

David Laskow-Pooley

Frederick Wasserman

Joshua Silverman

Such independence definition includes a series of objective tests, including that the director is not an executive officer or employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by NASDAQ listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

In 2009, our Board of Directors elected Dr. Glynn Wilson as our Chairman. In addition to his role as Chief Executive Officer, focusing on the day-to-day business and strategic decisions, as Chairman Dr. Wilson leads our board in its fundamental role of providing advice to and oversight of management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer role is required to devote to the current business environment, as well as the commitment that is required to serve as our Chairman, particularly as the board’s oversight responsibilities continue to grow. Our bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate. In addition, the independent members of our board meet during every board meeting in separate executive session without any member of management present.

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In addition, as described in more detail below, our Board has three standing committees, each chairperson and each member of which is an independent director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairpersons are an important aspect of our Board leadership structure.

Risk Oversight

Our Board of Directors oversees our stockholders’ and other stakeholders’ interest in our long-term health and overall success and financial strength. Risk is inherent with every business, and how well a business manages risk can ultimately determine is success. We face a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition. Management is responsible for the day-to-day management of risks, while our Board of Directors, as a whole and through its committees, has the responsibility of satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors believes that establishing the right “tone at the top” and that full and open communication between management and our Board of Directors are essential for effective risk management and oversight. Our Chairman and Chief Executive Officer meets with our senior officers on a monthly basis to discuss strategy and risks facing us. In addition, senior management regularly attends board meetings and is available to address any questions or concerns raised by our board on risk management-related and other matters. Our board also holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities.

While our entire Board of Directors is ultimately responsible for risk oversight, our Board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our board in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements and discusses policies with respect to risk assessment and risk management. Risk assessment reports are provided annually by management to our Audit Committee. Our Compensation Committee assists our board with respect to the management of risk arising from our compensation policies and programs. Our Nominating and Governance Committee assists our board with respect to the management of risk associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for TapImmune. The Board regularly receives updates from management and outside advisors regarding certain risks we face, including potential litigation and various operating risks.

In addition, our Board committees each oversee certain aspects of risk management. For example, our Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, and internal investigations; our Compensation Committee oversees risks related to compensation policies and practices; and our Nominating and Governance Committee oversees governance related risks, such as Board independence and conflicts of interest, as well as management and director succession planning. Our Board committees report their findings to the Board.

Senior management attends Board and Board committee meetings and is available to address any questions or concerns raised by the Board relating to risk management and any other matters. The Board holds periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for us.

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Meetings of the Board of Directors

Board of Directors. Our property, affairs and business are under the general management of our Board of Directors as provided by the laws of the State of Nevada and our Bylaws. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. The Board of Directors has appointed standing Audit, Compensation and Nominating and Governance Committees of the Board of Directors. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given our needs. Under our Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board currently consists of six members. The Board has no formal policy regarding board member attendance at the Annual Meeting.  In 2016, our Board of Directors met six times. Our Board of Directors adopted various resolutions pursuant to one unanimous written consent in lieu of a meeting during the year ended December 31, 2016 (“Fiscal 2016”). All but one Board member attended 100% of the aggregate of (i) meetings of our Board of Directors during the year and (ii) the total number of meetings of all committees on our Board of Directors on which the incumbent directors served. The other director attended 83% of the aggregate of (i) the meetings of our Board of Directors during the year and (ii) the total number of meetings of all committees of our Board of Directors on which the director served.

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until they resign or are removed from the board in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until they resign or are removed from office by the Board of Directors.

Committees of the Board of Directors

Audit Committee: The Audit Committee members currently consist of Ms. Sherry Grisewood, Mr. David Laskow-Pooley and Mr. Frederick Wasserman with Ms. Grisewood serving as Chairwoman. The Board has affirmatively determined that each such person met the independence requirements for audit committee purposes based on the more stringent independence standards imposed by applicable NASDAQ and SEC rules. In addition, the Board of Directors has determined that Ms. Grisewood is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. In March 2004, the Audit Committee adopted a written charter which was modified in November 2015 and amended in July 2016. We believe that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at http://tapimmune.com/investors/briefcase. The Audit Committee met unanimously or consented to resolutions six times during Fiscal 2016.

The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of our independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of our financial policies, control procedures, accounting staff, and reviews and approves our financial statements. The Audit Committee is responsible for the review of transactions between us and our officers, Directors or entity in which our officers or Directors have a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of our disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

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Compensation Committee: The Compensation Committee consists of directors Mr. David Laskow-Pooley, Mr. Mark Reddish and Ms. Sherry Grisewood with Mr. Laskow-Pooley serving as Chairman. The Board has determined that each current member of the Compensation Committee meets the applicable requirements for independence. The Compensation Committee is responsible for establishing the compensation of our Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers our various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Compensation Committee adopted a charter in November 2015, which was amended in July 2016, to outline its compensation, benefits and management development philosophy and to communicate to stockholders our compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.  A current copy of the Committee charter is available on our website at http://tapimmune.com/investors/briefcase. The Committee met or acted by written consent three times during Fiscal 2016.

Nominating and Governance Committee: The Nominating and Governance Committee consists of Mr. Frederick Wasserman, Mr. Mark Reddish and Mr. David Laskow-Pooley with Mr. Wasserman serving as Chairman.  The Board has determined that each current member of the Committee meets the applicable requirements for independence. The Committee met or unanimously consented to a resolution twice during Fiscal 2016. The Board adopted a Nominating and Governance Committee charter, which was last amended by the Board of Directors in July 2016. A current copy of the Committee’s charter is available on our website at http://tapimmune.com/investors/briefcase. In addition to recommending candidates to the Board for election at the Annual stockholder Meeting, the Committee oversees the evaluation of the board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the board. The evaluation process occurs annually and has, to date, been informal.

The Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Committee will consider as candidates for director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our stockholders. Such candidates must be able to make a significant contribution to the governance of the Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of the Company, and the disciplines represented by incumbent directors. In evaluating candidates for nomination as a director, the Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director. One or more of our directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees.

Stockholder Recommendation of Nominees. The Board does not currently have a policy with regard to the consideration of any Director candidates recommended by stockholders. Given our current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for stockholders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on our Board by stockholders. The Nominating and Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination to our Board of Directors by writing to: Nominating and Governance Committee of the Board of Directors, TapImmune Inc., 50 North Laura St. - Suite 2500, Jacksonville, FL 32202.

When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in our industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one recommended by the Nominating and Governance Committee.

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Direct Stockholder Communication to Board Members

Our Corporate Governance Guidelines provide that our Chairman and Chief Executive Officer are responsible for establishing effective communications with our stockholders. Our Board of Directors has implemented a process for stockholders to send communications to our Board of Directors and to specific individual directors. Any stockholder desiring to communicate with our Board of Directors, or with specific individual directors, may do so by writing to our Secretary at 50 N. Laura Street, Suite 2500, Jacksonville, Florida 32202. Our Secretary will promptly forward all such sealed communications to our Board of Directors or such individual directors, as applicable.

Director Compensation

Employee Directors

The Director compensation program provides that employee Directors receive no additional compensation in connection with their board service.

Non-employee directors

On November 6, 2015, the Board of Directors met and ratified and approved the Non-Employee Director Compensation Plan which provided for the following for non-employee directors:

•	An initial grant upon joining the Board of 12,500 stock options under the 2014 Omnibus Stock Ownership Plan;

•	In-person meeting fees of $2,000, with the anticipation that four in person board meetings would be held each year;

•	No fees for telephonic meetings (board and committee);

•	No annual fees;

•	No committee meeting fees;

•	No committee chair fees; and

•	Reimbursement of reasonable expenses incurred.

Employee Directors did not receive any compensation for board services.

On March 9, 2017, the Board of Directors approved changes to the Director Compensation Program for non-employee directors.  In lieu of any per board or committee meeting fees (including telephonic meetings), or committee chair fees, the Board approved an annual retainer in the amount of $80,000 for each non-employee director.  The annual retainer is payable as follows:

(i)	half in cash ($40,000) to be paid in four equal quarterly payments at the end of each calendar quarter, provided such director is still serving as a director, and

(ii)	half ($40,000) to be paid in restricted common stock under the 2014 Omnibus Stock Ownership Plan (the “Plan”) at the time of our annual stockholder meeting, with such shares determined based on the closing price for our shares on the day preceding the annual meeting and which shall be immediately vested.

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To the extent any per meeting fees were paid in 2017 to our non-employee directors under the prior non-employee director compensation plan, such fees are to be deducted from the cash portion of the quarterly payments until fully accounted for.  The following components of the Director Compensation Program applicable to non-employee directors remain in place:

•	An initial grant upon joining the Board of 12,500 stock options under the Plan;

•	Eligibility for Discretionary awards under the Plan; and

•	Reimbursement of reasonable expenses incurred.

The following table sets forth information relating to compensation earned or paid to our directors for their services as directors in the fiscal year ended December 31, 2016, and excludes compensation paid to our directors for their services as executive officers:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)		All Other Compensation	Total
Glynn Wilson (3)	-	-	-		-	-

John Bonfiglio (3)	$7,000	-	-		-	$7,000

Sherry Grisewood	$11,000	-	-		-	$11,000

David Laskow-Pooley	$11,000	-	-		-	$11,000

Mark Reddish	$11,000	-	-		-	$11,000

Joshua Silverman	$4,000	-	$60,200	(4)	-	$64,200

Frederick Wasserman	$11,000	-	94,500	(4)	-	$105,500

* Share amounts reflected in the notes to this table have been adjusted to reflect the one for twelve reverse split that occurred on September 15, 2016, unless such share awards occurred after the date of the reverse split.

(1) As of December 31, 2016, there were no stock awards outstanding for any non-employee director.

(2) As of December 31, 2016, Dr. Wilson, Dr. Bonfiglio, Ms. Grisewood, Mr. Laskow-Pooley, Mr. Reddish, Mr. Silverman, Mr. Wasserman had aggregate options to acquire 168,167, 95,834, 12,500, 12,500, 12,875, 12,500 and 12,500 shares of common stock, respectively.

(3) There was no amount paid to Dr. Wilson for his services as a director given his service as our Chief Executive Officer for the compensation paid to him for such services. See Summary Compensation Table. The reflected amount paid to Dr. Bonfiglio was for services as a director prior to the time he became employed as our President and Chief Operating Officer. See Summary Compensation Table.

(4) Represents awards of options upon joining our Board of Directors in the share amount of 12,500 for each of Mr. Wasserman and Mr. Silverman. See Note 12 of the Notes to the Consolidated Financial Statements contained in our Annual Report for the fiscal year ended December 31, 2016 for a discussion of all assumptions made by us in the valuation of the equity awards.

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EXECUTIVE COMPENSATION

Compensation Practices and Risk

The following “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance as generally described in this Proxy Statement.

Compensation Discussion and Analysis

Throughout this section of the Proxy Statement, the individuals who served as our chief executive officer and chief financial officer, as well as the other individuals included in the Summary Compensation Table herein, are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee of our Board of Directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including our named executive officers. The Compensation Committee reviews and proposes recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer. In addition, the Compensation Committee reviews and approves the compensation to be paid to all other executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Objective

Our executive compensation programs are designed to achieve the following objectives:

•	Attract and retain talented and experienced executive officers;

•	Motivate and reward executive officers whose knowledge, skills, performance and business relationships are critical to our success;

•	Align the interests of our executive officers and stockholders by motivating executive officers to ultimately increase stockholder value;

•	Compensate our executive officers to manage our business to meet our short term and long-range goals;

•	Ensure fairness among the executive officers by recognizing the contributions each executive officer makes to our success; and

•	Provide a competitive compensation package which includes some pay for performance factors.

Role of Others in Compensation Decisions

The Compensation Committee makes all of the decisions with respect to the compensation received by our executive officers other than our chief executive officer which the Committee reviews and proposes recommendations to the Board of Directors. The Compensation Committee meets outside the presence of all of our executive officers to consider appropriate compensation recommendations for our chief executive officer. For all other executive officers, the Compensation Committee meets outside the presence of all executive officers except for our chief executive officer. Our chief executive officer periodically reviews each of the other executive officers’ performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to any appropriate changes in base salary, bonus and grants of long-term equity incentive awards for the executive officers, excluding himself. Based in part on these recommendations and other considerations, the Compensation Committee reviews and approves such compensation arrangements of our executive officers other than our chief executive officer. The Compensation Committee also annually analyzes the chief executive officer’s performance and determines his salary, annual cash bonus and grants of long-term equity incentive awards and makes recommendations to the Board of Directors. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding all new equity related incentive plans for senior management.

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Consideration of Stockholder Advisory Vote on Executive Compensation

The Compensation Committee also expects to consider the results of our stockholder advisory vote on executive compensation. The Board of Directors determined that stockholder advisory votes on executive compensation will be submitted to stockholders of the Company annually until the next required advisory vote on the frequency of conducting advisory votes on executive compensation.

Clawback Policy

In order to further align management's interests with those of stockholders and to support our governance practices, the Board of Directors adopted a recoupment policy applicable to annual bonuses and other short-term and long-term incentive compensation based on financial targets (“Incentive Compensation”) received by current and former executive officers of the Company and such other senior executives/employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors (“Covered Executive”). The policy provides that if, as a result of a restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, a Covered Executive received more Incentive Compensation than the Covered Executive would have received absent the incorrect financial statements, the Company shall recover said excess Incentive Compensation (defined as the excess of (i) the actual amount of Incentive Compensation paid to the Covered Executive over (ii) the Incentive Compensation that would have been paid based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement). The policy also provides that if the Board of Directors makes a determination in its sole discretion that a Covered Executive engaged in Misconduct (as defined below), the Board of Directors may require reimbursement or forfeiture of all or part of the Incentive Compensation received by the Covered Executive. The Board of Directors may use its judgment in determining the amount to be recovered. Misconduct is defined as (i) conviction of a felony, (ii) material breach of any agreement with the Company, (iii) material breach of any Company policy or code, (iv) act of theft, embezzlement or fraud, (v) misrepresentation or misstatement of financial or performance results, and (vi) any other act or event that the Board of Directors has determined that recoupment is appropriate.

2016 Executive Compensation Components

For the fiscal year ended December 31, 2016, the principal components of compensation for our executive officers were:

•	Annual base salary;

•	Bonus;

•	Stock Awards;

•	Option Awards; and

•	Other benefits.

Annual Base Salary

Base salary is designed to attract and retain experienced executive officers who can drive the achievement of our goals. While the initial base salary for our executive officers was determined by an assessment based upon the responsibilities of the position, the expected contribution of the position to our business, the experience and skill required for the position, and competition in the marketplace for the talent; the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Compensation Committee periodically reviews the base salary for each executive officer.

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Bonus

The Company awarded discretionary bonuses to the named executive officers during 2016. The Company established a bonus plan for the executive officers for 2017 and executive officers and employees may also be considered for discretionary bonuses by the Compensation Committee and recommended at the discretion of the Compensation Committee for approval by our Board of Directors.

Long-Term Equity Incentive Compensation

The Company awards long-term equity incentive awards to executive officers, including the named executive officers, as part of a total compensation package. These awards are consistent with our pay for performance principles and align the interests of the executive officers to the interests of our stockholders. The Compensation Committee reviews and approves the amount of each award to be granted to each named executive officer. Long-term equity incentive awards are made pursuant to the 2014 Omnibus Stock Ownership Plan.

Our long-term equity incentives are currently in the form of options to acquire our common stock. Stock option awards provide our executive officers with the right to purchase shares of its common stock at a fixed exercise price for a period of up to ten years under the 2014 Omnibus Stock Ownership Plan. Stock options are granted under the 2014 Omnibus Stock Ownership Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. Stock options are earned on the basis of continued service to the Company and generally vest over a number of years or based upon other specific performance based criteria.

Our long-term equity incentives also can be in the form of restricted share awards of our common stock under the 2014 Omnibus Stock Ownership Plan. Restricted stock awards provide our executive officers with the shares of our common stock subject to certain restrictions and/or vesting requirements. Restricted stock shares will be earned on the basis of continued service to the Company and will vest as set forth in the separate award agreements.

The Compensation Committee determines the amount and features of the stock options and/or restricted stock, if any, to be awarded to executive officers. The Compensation Committee evaluates a number of criteria, including the past service of each such executive officer to the Company, the present and potential contributions of such executive officer to our success and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the 2014 Omnibus Stock Ownership Plan, including the executive officer’s current stock holdings, years of service, position with the Company and other factors. The Compensation Committee does not expect to apply a formula assigning specific weights to any of these factors when making its determination.

Other Benefits

Retirement Benefits. We do not currently have any retirement plan in place for our executive officers or employees.

Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

Perquisites. Because we provide limited perquisites to our executive officers, we do not believe these perquisites and other personal benefits constitute a material component of the executive officers’ compensation packages.

Employment Agreements

During 2016, we had employment agreements in effect with Dr. Glynn Wilson and Mr. Michael J. Loiacono. We entered into employment agreements with these officers to ensure that they would perform their respective roles with the Company for an extended period of time. In addition, we also considered the critical nature of each of their positions and our need to retain them when we committed to these agreements. See “Employment Contracts and Change in Control Arrangements.”

2017 Bonus Plan

On July 6, 2017, the Board of Directors approved the 2017 bonus program for Dr. Wilson and Mr. Loiacono as recommended by the Compensation Committee. Under such bonus program, Dr. Wilson and Mr. Loiacono are eligible for bonuses of up to $140,000 and $60,000, respectively, equaling up to 50% and 30%, of their respective base salaries (each a “Bonus Target”).

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The bonuses payable to Dr. Wilson are to be based upon the achievement of the following objectives:

(i) up to 40% of the Bonus Target for meeting scientific, technical and clinical objectives;

(ii) up to 20% of the Bonus Target for financial performance and corporate objectives related to our raising capital; and

(iii) up to 40% of the Bonus Target designated to be discretionary as determined by the Board.

The bonuses payable to Mr. Loiacono are to be based upon the achievement of the following objectives:

(i) up to 33.3% of the Bonus Target for meeting corporate and operational objectives;

(ii) up to 33.3% of the Bonus Target for financial performance objectives including related to our raising capital; and

(iii) up to 33.3% of the Bonus Target designated to be discretionary as determined by the Board.

The bonuses will be paid in a combination of cash and common stock at the discretion of the Compensation Committee.

2016 Compensation Decisions

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2016 achieved the overall objectives of our executive compensation program. In accordance with our overall objectives, executive compensation for 2016 was competitive with other similarly-sized companies. The Compensation Committee took the following key compensation actions in 2016:

•	Determination of Annual Base Salaries

The Compensation Committee did not authorize, recommend or approve any changes in the annual base salaries for any of the Company named executive officers during 2016.

•	Determination of Equity Awards:

During the year ended December 31, 2016, we made equity awards to our named executive officers. See Summary Compensation Table.

•	Determination of Bonuses:

The Compensation Committee awarded discretionary bonuses for 2016 to the named executive officers pursuant to the terms of their employment agreements. The bonuses awarded to our named executive officers were paid in cash and immediately vested shares of our common stock issued under our 2014 Omnibus Stock Ownership Plan. See Summary Compensation Table below:

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Summary Compensation Table

The following table sets forth the compensation earned by or paid to our executive officers for their services as executive officers during our fiscal years ended December 31, 2016 and December 31, 2015:

Summary Compensation Table (6)

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Glynn Wilson	2016	276,200	110,000	191,000	-	49,200	626,400
Chairman, CEO and President	2015	204,000	-	-	605,000	11,000	820,000

John Bonfiglio (7)	2016	115,000	45,000	102,500	374,900	100,600	738,000
President and Chief Operating Officer	2015	-	-	-	-	-	-

Michael J. Loiacono	2016	66,900	10,000	-	308,700	21,600	407,200
Chief Financial Officer, Chief Accounting Officer and Principal Accounting Officer	2015	-	-	-	-	-	-

(1) Represents the salary paid to Dr. Glynn Wilson, Dr. John Bonfiglio and Michael J. Loiacono in accordance with the terms of their employment agreement with us. In the case of Dr. John Bonfiglio and Mr. Michael J. Loiacono the salary reflects the portion of the year they served us in the capacity as an officer from the time their employment became effective.

(2) Represents bonus awards of $110,000 earned by Dr. Glynn Wilson for fiscal year 2016, of which $55,000 is to be paid in cash and $55,000 is to be paid in stock. Dr. John Bonfiglio earned $45,000 of bonus for fiscal year 2016, of which $22,500 is to be paid in cash and $22,500 is to be paid in stock. Michael J. Loiacono earned $10,000 bonus for fiscal year 2016 which is to be paid in cash.

(3) Represents awards of restricted common stock under our 2014 Omnibus Stock Ownership Plan awarded to Dr. Glynn Wilson of 26,250 shares and Dr. John Bonfiglio of 20,833 shares. Such share awards were granted in connection with Dr. Glynn Wilson’s amended and restated employment agreement and in the case of Dr. John Bonfiglio in connection with his initial employment agreement with us. The shares issued to Dr. Glynn Wilson and Dr. John Bonfiglio were issued at a fair value of $7.32 per share and $4.92 per share, respectively.

(4) Represents option awards made to Dr. John Bonfiglio and Michael J. Loiacono in connection with their employment with us. Dr. John Bonfiglio was awarded options to acquire 62,500 shares, with 20,833 shares vesting immediately and the remaining options vesting in 24 equal monthly installments of 1,737. The exercise price for the option is $5.70 per share which was based on the fair market value on the date of the grant. Michael J. Loiacono was awarded an option to acquire 54,167 with 6,251 shares vesting immediately and the remaining shares vesting in 36 equal monthly installments of 1,331 shares on the last day of each of the 36 months following the grant date, at an exercise price of $5.70 per share based upon the fair market value on the date of the grant. See Note 12 of the Notes to the Consolidated Financial Statements contained in this Annual Report for a discussion of all assumptions made by us in the valuation of the equity awards.

(5) Amounts under the Other column for 2016 reflected for Dr. Glynn Wilson include payroll taxes paid by the Company on behalf of Dr. Glynn Wilson in connection with the 26,250 shares of restricted stock awarded to Dr. Glynn Wilson. Amounts reflected under the Other column for Dr. John Bonfiglio include (i) compensation he was paid as a consultant up to the time he became employed as an officer, and (ii) payroll taxes paid by the Company on behalf of Dr. John Bonfiglio in connection with the 20,833 shares of restricted stock awarded to Dr. John Bonfiglio. Mr. Loiacono’s amount under the Other column reflects payments made to Mr. Loiacono as a consultant prior to his joining the Company as an officer.

(6) Share amounts reflected in the notes to this table have been adjusted to reflect the one for twelve reverse split that occurred on September 15, 2016 unless such share awards occurred after the date of the reverse split.

(7) On April 27, 2017, Dr. John Bonfiglio resigned from the Company to pursue other interests.

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The amounts represent fees paid or accrued by us to the executive officers during the past year pursuant to various employment and consulting services agreements, as between us and the executive officers, which are described below. Our executive officers are also reimbursed for any out-of-pocket expenses incurred in connection with corporate duties. We presently have no pension, annuity, life insurance, profit sharing or similar benefit plans.

Current Executive Officers and Key Employee

We are led by a team of executives that are chosen by the Board of Directors. Currently, we have two executive officers, set forth below is biographical information for executive officers and certain identified key employees.

Executive Officers

Dr. Glynn Wilson. The biography of Dr. Wilson is included above under Proposal 1 “Information About Nominees.”

Mr. Michael J. Loiacono. Mr. Loiacono, age 51, has served as our Chief Financial Officer, Secretary and Treasurer since August 25, 2016. Mr. Loiacono has more than 25 years of financial management experience. At his previous company, FCTI, Inc., Mr. Loiacono was responsible for the company’s strategic development to include new products and services, new market penetration and maximizing gross and net revenues. In 2013, FCTI, Inc. acquired Global Axcess Corp, a publicly-traded company, where Mr. Loiacono served as CFO since 2006. At Global Axcess, Mr. Loiacono oversaw the overall financial strategy of the company, including capital raises, mergers & acquisitions, corporate finance, treasury, financial planning and analysis, accounting, investor relations, external auditing and was responsible for Global Axcess’ corporate strategy function. In 2009, Mr. Loiacono was named a Jacksonville Florida Ultimate CFO of the year. Prior to FCTI/Global Axcess, Mr. Loiacono held various positions of increasing responsibility in finance management through several private and publicly-traded organizations.

Our executive officers serve at the pleasure of our Board of Directors until their successors are elected or qualified and subject, in certain cases, to employment agreements we have entered into with our officers See “Executive Compensation—Employment Contracts and Change in Control Arrangements.”

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Outstanding Equity Awards

The following table sets forth information as of December 31, 2016 relating to outstanding equity awards for each named executive officer:

	Outstanding Equity Awards at Year End Table (3)
	Number of Securities Underlying Unexercised Options (exercisable)		Number of Securities Underlying Unexercised Options (unexercisable)	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date

Glynn Wilson
Chairman, CEO and President	125,000		41,667	-	$7.26		12/11/25
	33		-	-	$204.00	(2)	07/06/17
	1,334	(1)	-	-	$204.00	(2)	10/14/19
	134	(1)	-	-	$204.00		02/16/21

John Bonfiglio (4)
President and Chief Operating Officer	10,416		-	-	$1.74		02/10/25
	9,375		3,125	-	$6.84		07/23/25
	29,514		32,986	-	$5.70		07/18/26

Michael J. Loiacono
Chief Financial Officer, Chief Accounting Officer and Principal Accounting Officer	11,575		42,592	-	$5.70		08/25/26

(1)	The plan under which these shares were issued was approved by the Board of Directors and the stockholders in 2009 but did not come into effect until February 22, 2010.
(2)	Effective February 16, 2011, the option exercise price was reduced to $204.00.
(3)	Share amounts reflected in this table have been adjusted to reflect the one for twelve reverse split that occurred on September 15, 2016, unless such share awards occurred after the date of the reverse split.
(4)	Dr. Bonfiglio resigned from the Company on April 28, 2017 to pursue other opportunities.

Employment Contracts and Change in Control Arrangements

Chief Executive Officer, Dr. Glynn Wilson— Executive Employment Agreement.

On November 12, 2015, we entered into an amended and restated Executive Employment Agreement with Dr. Wilson, our Chief Executive Officer, President and Chairman, the material terms and conditions of which are summarized below:

The employment agreement provides that Dr. Wilson will serve as our Chief Executive Officer, President and Chairman. The initial term of the agreement ends November 11, 2017, but it will automatically be extended for 12-months unless terminated by us or Dr. Wilson by written notice to the other not later than 12 months prior to the end of such initial term. It will thereafter be further extended for an additional 12 months after the end of each such extended term unless terminated by us or Dr. Wilson by written notice no later than 90 days prior to the end of such term, subject to early termination for cause or good reason by Dr. Wilson. Under the agreement, Dr. Wilson’s annual base salary is to be $280,000, and he is entitled to a performance-based bonus ranging of up to 50% of his base salary based on goals and other conditions as the Board determines on an annual basis, which may be paid in cash or equity awards as the Board determines.

Dr. Wilson is entitled to 21 days paid vacation per calendar year plus such sick leave as he may reasonably and actually require, and he will be entitled to participate in all group insurance, vacation, retirement and other employee benefits established by us for our full time employees generally, on terms comparable to those provided to such employees from time to time by us.

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In connection with entering into the new agreement, Dr. Wilson received equity awards under our 2014 Omnibus Stock Ownership Plan consisting of (i) an award of 26,250 shares of unregistered common stock, which immediately vested, and (ii) an award of stock options to purchase 166,667 shares of our common stock, prior to November 12, 2025, for $7.26 per share (the closing price of the common stock on November 12, 2015). One-half of the stock options immediately vested, and the remaining half will vest ratably over the following 24 months.

If the agreement is terminated by us without cause (as defined in the agreement), or if the agreement is terminated by Dr. Wilson for good reason (as defined in the agreement), we are required to pay Dr. Wilson a severance payment in an amount equal to 2/3 of his annual base salary, plus any amount of his annual performance bonus that was earned as of the date of termination but not yet paid.

If the agreement is terminated either by us without cause or by Dr. Wilson for good reason during the period of ninety (90) days following a change in control (as defined in the agreement), then in lieu of the severance payment described above, we are required to pay Dr. Wilson severance equal to the sum of (i) 2/3 of his annual base salary and (ii) his Annual Performance Bonus for the year which includes the effective date of the change in control, payable at the target level of performance. In addition, we will also be required to pay Dr. Wilson the amount of any annual performance bonus that, as of the date of termination, has been earned by him but not yet paid. If Dr. Wilson holds any stock options or other stock awards granted under our equity plans which are not fully vested at the time his employment is terminated either by us without Cause or by him for good reason during the period of ninety (90) days following a change in control, such equity awards shall become fully vested as of the termination date.

The agreement provides that Dr. Wilson may not solicit any of our employees or compete directly or indirectly with us during the term of the agreement and for one year after its expiration anywhere in the United States. The agreement contains customary confidentiality provisions.

On July 18, 2016, we amended the employment agreement of Dr. Wilson such that Dr. Wilson relinquished the office of President. On April 27, 2017, the Board of Directors appointed Dr. Wilson to serve as President upon the resignation of Dr. John Bonfiglio.

Change of Control

If the agreement is terminated either by us without cause or by Dr. Wilson for good reason during the period of ninety (90) days following a change in control (as defined in the agreement), then in lieu of the severance payment described above, we are required to pay Dr. Wilson severance equal to the sum of (i) 2/3 of his annual base salary and (ii) his Annual Performance Bonus for the year which includes the effective date of the change in control, payable at the target level of performance. In addition, we will also be required to pay Dr. Wilson the amount of any annual performance bonus that, as of the date of termination, has been earned by him but not yet paid. If Dr. Wilson holds any stock options or other stock awards granted under our equity plans which are not fully vested at the time his employment is terminated either by us without Cause or by him for good reason during the period of ninety (90) days following a change in control, such equity awards shall become fully vested as of the termination date.

Chief Financial Officer, Michael J. Loiacono – Employment Agreement.

On August 25, 2016, we entered into an Employment Agreement with Michael J. Loiacono. Pursuant to that Agreement, Mr. Loiacono was to (a) serve as our Chief Financial Officer and Chief Accounting Officer, Secretary and Treasurer; (b) dedicate his full business time, attention and energies to performing his duties to us, as prescribed by the CEO; (c) manage our financial affairs and perform the duties typically assigned to the chief financial officer and chief accounting officer of a similarly situated company in our industry; and (d) perform such other reasonable duties as may hereafter be assigned to him by the CEO, consistent with his abilities and position as the Chief Financial Officer and Chief Accounting Officer and providing such further services to us as may reasonably be requested of him. The Agreement provided that Mr. Loiacono would perform such services in exchange for an annual base salary of $200,000 per year. The agreement provided for equity awards under our 2014 Omnibus Stock Ownership Plan consisting stock options to purchase 54,167 shares of our common stock at an exercise price of $5.70, which 6,251 options shall vest immediately and the remaining options shall vest in 36 equal monthly installments of 1,331 options on the last day of each of the 36 months following the grant date. The term of the Agreement is two years, and will be automatically extended for successive additional twelve (12) month periods after the end of the initial term, unless terminated by us or Mr. Loiacono by written notice.

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If the agreement is terminated by us without cause (as defined in the agreement), or if the agreement is terminated by Mr. Loiacono for good reason (as defined in the agreement), we are required to pay Mr. Loiacono a severance payment in an amount equal to 1/2 of his annual base salary, six months of continued health benefits, plus any amount of his annual performance bonus that was earned as of the date of termination but not yet paid.

The agreement provides that Mr. Loiacono may not solicit any of our employees or compete directly or indirectly with us during the term of the agreement and for one year after its expiration anywhere in the United States. The agreement contains customary confidentiality provisions.

Change of Control

If the agreement is terminated either by us without cause or by Mr. Loiacono for good reason during the period of eight (8) months following a change in control (as defined in the agreement), then in lieu of the severance payment described above, we are required to pay Mr. Loiacono severance equal to the sum of (i) 2/3 of his annual base salary and (ii) his Annual Performance Bonus for the year which includes the effective date of the change in control, payable at the target level of performance. In addition, we will also be required to pay Mr. Loiacono the amount of any annual performance bonus that, as of the date of termination, has been earned by him but not yet paid. Additionally, Mr. Loiacono will be entitled to eight (8) months of continued health benefits. If Mr. Loiacono holds any stock options or other stock awards granted under our equity plans which are not fully vested at the time his employment is terminated either by us without Cause or by him for good reason during the period of eight (8) months following a change in control, such equity awards shall become fully vested as of the termination date.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of July 6, 2017, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our Chief Executive Officer and (iv) all of our directors and our Chief Executive Officer as a group. Unless otherwise indicated, the address of each person shown is c/o TapImmune Inc., 50 N. Laura Street, Suite 2500, Jacksonville, Florida 32202. Beneficial ownership, for purposes of this table, includes options and warrants to purchase common stock that are either currently exercisable or will be exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Officers:
Dr. Glynn Wilson, Chairman, Chief Executive Officer and President (2)	246,755	2.4%
Mark Reddish, Director (3)	31,764	*
Sherry Grisewood, Director (4)	14,861	*
David Laskow-Pooley, Director (5)	12,500	*
Frederick Wasserman, Director (6)	9,896	*
Joshua Silverman, Director (7)	4,689	*
Michael J. Loiacono, Chief Financial Officer (8)	23,553	*
All executive officers and directors as a group (7 persons)	344,018	3.3%

5% Stockholders:
Eastern Capital Limited (9) 10 Market St. #773 Camana Bay, Grand Cayman KY1-1206 Cayman Islands	4,000,000	33.8	%(9)

Iroquois Capital Management L.L.C. (10) 205 East 42nd St., 20th Floor New York, NY 10017	878,860	8.3	%(10)

Brio Capital Master Fund (11) 100 Merrick Road, Suite 401 W. Rockville Center, NY 11570	1,155,515	10.6	%(11)

Empery Asset Management LP (12) 1 Rockefeller Plaza, Suite 1205 New York, New York 10020	939,999	8.8	%(12)

Kimberly Page (13) 205 East 42nd St., 20th Floor New York, NY 10017	1,425,427	13.0	%(13)

*	Less than one percent (1%)

 (1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this annual report. As of July 5, 2017 there were 10,158,993 shares of common stock issued and outstanding.

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(2) This figure includes 85,567 shares directly owned by Dr. Glynn Wilson, 161,188 shares subject to currently exercisable stock options and excludes 6,947 shares subject to options that have not yet vested.

(3) This figure includes 18,889 shares directly owned by Mark Reddish and 12,875 shares subject to currently exercisable stock options.

(4) This figure includes 2,361 shares directly owned by Sherry Grisewood and 12,500 shares subject to currently exercisable stock options.

(5) This figure includes 12,500 shares subject to currently exercisable stock options.

(6) This figure includes 9,896 shares subject to currently exercisable stock options and excludes 2,604 shares subject to options that have not yet vested.

(7) This figure includes 4,689 shares subject to currently exercisable stock options and excludes 7,811 shares subject to options that have not yet vested.

(8) This figure includes 23,554 shares subject to currently exercisable stock options and excludes 30,613 shares subject to options that have not yet vested.

(9) All information is based upon the Schedule 13D jointly filed with the Securities and Exchange Commission by Eastern Capital Limited, Portfolio Services LTD. and Kenneth B. Dart, on August 12, 2016. Eastern Capital beneficially owns 2,333,333 shares of common stock and 1,666,667 shares of common stock issuable upon exercise of the Series A-1 Warrants, Series D-1 Warrants, Series E-1 Warrants and Series F-1 Warrants. All warrants are subject to a limit of exercise to the extent (and only to the extent) that Eastern Capital Limited or any of its affiliates would beneficially own in excess of 49.9% of the common stock after giving effect to such exercise.

(10) All information is based upon the Schedule 13G jointly filed with the Securities and Exchange Commission by Iroquois Capital Management L.L.C. (“Iroquois”), Richard Abbe and Kimberly Page on February 14, 2017 and the subsequent partial exercise of the Series E Warrants pursuant to that certain Warrant Exercise Agreement dated as of June 21, 2017 between the Company and Iroquois Master Fund Ltd. (the “Fund”). Includes 410,502 shares of common stock and warrants to purchase 468,358 shares of common stock (260,024 shares pursuant to Series A Warrants, Series D Warrants and Series E Warrants, and 208,334 shares pursuant to Series C Warrants and Series F Warrants) held by the Fund. The Series A Warrants, Series D Warrants and Series E Warrants are subject to a limit of exercise to the extent (and only to the extent) that Iroquois or any of its affiliates would beneficially own in excess of 4.9% of the common stock after giving effect to such exercise. The Series C and Series F Warrants are subject to a limit of exercise to the extent (and only to the extent) that Iroquois or any of its affiliates would beneficially own in excess of 9.9% of the common stock after giving effect to such exercise. Mr. Abbe shares authority and responsibility for the investments made on behalf of the Fund with Ms. Page, each of whom is a director of the Fund. Iroquois is the investment manager for the Fund and Mr. Abbe is the President of Iroquois.

(11) All information is based upon the Schedule 13G filed with the Securities and Exchange Commission by Brio Capital Master Fund Ltd. on February 6, 2017 and the subsequent partial exercise of the Series E Warrants pursuant to that certain Warrant Exercise Agreement dated as of June 21, 2017 between the Company and Brio Capital Master Fund Ltd. Includes 431,142 shares of common stock and warrants to purchase 724,373 shares of common stock (332,705 shares pursuant to Series D Warrants and Series E Warrants, and 391,668 shares pursuant to Series C Warrants and Series F Warrants). The Series C Warrants and Series F Warrants are subject to a limit of exercise to the extent (and only to the extent) that Brio Capital Master Fund Ltd. or any of its affiliates would beneficially own in excess of 9.9% of the common stock after giving effect to such exercise. The Series D Warrants and Series E Warrants are subject to a limit of exercise to the extent (and only to the extent) that Brio Capital Master Fund Ltd. or any of its affiliates would beneficially own in excess of 4.9% of the common stock after giving effect to such exercise.

(12) All information is based upon (i) the Schedule 13G jointly filed with the Securities and Exchange Commission by Empery Asset Management LP, Empery Tax Efficient II, LP, Ryan M. Lane and Martin D. Hoe on January 19, 2016, (ii) the Company’s records relating to the issuance of shares of common stock and Series F Warrants to Empery Asset Management and its affiliates in August 2016, and (iii) the Company’s records relating to the transfer in December 2016 by Empery and its affiliates of warrants issued to them in August 2014. Includes 360,000 shares of common stock and warrants to purchase 579,999 shares of common stock (386,666 shares pursuant to the Series D Warrants and Series E Warrants, and 193,333 shares pursuant to Series F Warrants). The Series F Warrants are subject to a limit of exercise to the extent (and only to the extent) that Empery Asset Management or any of its affiliates would beneficially own in excess of 9.9% of the common stock after giving effect to such exercise. The Series D Warrants and Series E Warrants are subject to a limit of exercise to the extent (and only to the extent) that Empery Asset Management or any of its affiliates would beneficially own in excess of 4.9% of the common stock after giving effect to such exercise. Empery Asset Management LP, which serves as the investment manager to Empery Tax Efficient II, LP and other funds (the “Empery Funds”), may be deemed to be the beneficial owner of all shares of common stock held by, and underlying the warrants held by, the Empery Funds. Each of the reporting individuals, as managing members of the general partner of Empery Asset Management LP with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of common stock held by, and underlying the warrants held by, the Empery Funds. Each of the reporting individuals has disclaimed beneficial ownership of any such shares of common stock.

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(13) All information is based upon the Schedule 13G jointly filed with the Securities and Exchange Commission by Iroquois Capital Management L.L.C. (“Iroquois”), Richard Abbe and Kimberly Page on February 14, 2017 and the subsequent partial exercise of the Series E Warrants pursuant to those certain Warrant Exercise Agreements dated as of June 21, 2017 between the Company and each of Iroquois Master Fund Ltd. (the “Fund”) and American Capital Management LLC (“American Capital”). Includes 410,502 shares of common stock and warrants to purchase 468,358 shares of common stock (260,024 shares pursuant to Series A Warrants, Series D Warrants and Series E Warrants, and 208,334 shares pursuant to Series C Warrants and Series F Warrants) held by the Fund. Also includes 244,496 shares of common stock and warrants to purchase 302,071 shares of common stock (177,004 shares pursuant to Series A Warrants, Series D Warrants and Series E Warrants, and 125,067 shares pursuant to Series C Warrants and Series F Warrants) held by American Capital. The Series A Warrants, Series D Warrants and Series E Warrants held by the Fund and those held by American Capital are subject to a limit of exercise to the extent (and only to the extent) that Iroquois or any of its affiliates, or American Capital or any of its affiliates, respectively, would beneficially own in excess of 4.9% of the common stock after giving effect to such exercise. The Series C and Series F Warrants are subject to a limit of exercise to the extent (and only to the extent) that Iroquois or any of its affiliates, or American Capital or any of its affiliates, respectively, would beneficially own in excess of 9.9% of the common stock after giving effect to such exercise. Ms. Page shares authority and responsibility for the investments made on behalf of the Fund with Mr. Abbe, each of whom is a director of the Fund. Iroquois is the investment manager for the Fund and Mr. Abbe is the President of Iroquois. Ms. Page has sole authority and responsibility for the investments made on behalf of American Capital by virtue of her relationship as manager of American Capital.

There are no arrangements or understanding among the parties set out above or their respective associates or affiliates concerning election of directors or any other matters which may require stockholder approval.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ listing standards.

Review and Approval of Related Person Transactions

In order to ensure that material transactions and relationships involving a potential conflict of interest for any of our executive officers or directors are in our best interests, under the Code of Ethics and Business Conduct (“Code of Ethics”) adopted by the Board of Directors for all of our employees and directors, all such conflicts of interest are required to be reported to the Audit Committee of the Board of Directors, and the approval of the Audit Committee must be obtained in advance for us to enter into any such transaction or relationship. Pursuant to the Code of Ethics, none of our officers or employees may, on our behalf, authorize or approve any transaction or relationship, or enter into any agreement, in which such officer, director or any member of his or her immediate family, may have a personal interest without such Audit Committee approval. Further, none of our officers or employees may, on our behalf, authorize or approve any transaction or relationship, or enter into any agreement, if they are aware that one of our executive officers or directors, or any member of any such person’s family, may have a personal interest in such transaction or relationship, without such Audit Committee approval.

Our Audit Committee reviews all conflict of interest transactions involving our executive officers and directors, pursuant to its charter.

In the course of their review of a related party transaction, the Audit Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to us;

•	the importance of the transaction to the related person;

•	whether the transaction would impair the judgment of the director or executive officer to act in our best interests; and

•	any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who has a conflict of interest with respect to a transaction under review may not participate in the deliberations or vote respecting approval of the transaction, provided, however, that such director may be counted in determining the presence of a quorum.

Since January 1, 2016, we entered into transactions with certain of our officers and directors as follows:

Joshua Silverman

On November 28, 2016, Joshua Silverman, age 46, of Scarsdale, New York, was appointed to our Board of Directors. Mr. Silverman is currently and has been the Co–founder and Managing Member of Parkfield Funding LLC, an investment and consulting firm, since August 1, 2016. Mr. Silverman was a former Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”), where he served as Co–Chief Investment Officer of Iroquois from 2003 until August 1, 2016. From 2000 to 2003, Mr. Silverman served as Co–Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to the President of the United States. Mr. Silverman received his B.A. from Lehigh University in 1992. In the past five years, Mr. Silverman has served on the boards of directors of Neurotrope, Inc., MGT Capital Investments Inc., National Holdings Corporation, Alanco Technologies Inc., Protagenic Therapeutics, Inc. and WPCS International Incorporated.

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We agreed to add Mr. Silverman to the Board pursuant to the terms of the Warrant Amendment Agreement, dated August 10, 2016, between us and Iroquois Master Fund Ltd., American Capital Management LLC, The Merav Abbe Irrevocable Trust, The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust (collectively, the “Warrant Amendment Entities”). The Warrant Amendment Agreement with the Warrant Amendment Entities was one of four such agreements entered into on August 10, 2016, pursuant to which holders of an aggregate of 3,096,665 outstanding Series A Warrants, Series A-1 Warrants, Series C Warrants, Series C-1 Warrants, Series D Warrants, Series D-1 Warrants, Series E Warrants and Series E-1 Warrants (the “Outstanding Series Warrants”) agreed to amend the terms of the Outstanding Series Warrants to remove provisions from the Outstanding Series Warrants that had previously caused them to be classified as a derivative liability as opposed to equity on our balance sheets. Such agreements were described in, and included as exhibits to, our Current Report on Form 8-K dated August 10, 2016.

Pursuant to the Warrant Amendment Agreement with the Warrant Amendment Entities, the Warrant Amendment Entities were issued an aggregate of 166,667 additional shares of our common stock and new five-year warrants to purchase an aggregate of 196,667 shares of our common stock at an exercise price of $7.20 per share in consideration of their exercise of warrants to purchase an aggregate of 196,667 shares of our common stock at $6.00 per share and the amendment of their remaining warrants to remove the provisions that had previously caused them to be classified as a derivative liability as opposed to equity on our balance sheets.

The Warrant Amendment Entities were also purchasers of our common stock and warrants in January 2015, pursuant to a Securities Purchase Agreement, dated January 12, 2015, when they purchased, for an aggregate of $500,000, an aggregate of 208,333 shares of common stock and Series A, Series B, Series C, Series D and Series E Warrants entitling them to purchase an aggregate of 208,333 shares of common stock under each such Series over various time periods and at various purchase prices. The Securities Purchase Agreement and the warrants were described in, and included as exhibits to, our Current Report on Form 8-K, dated January 12, 2015. The terms of such warrants were modified pursuant to a Restructuring Agreement, dated May 28, 2015, and in connection with entering into the Restructuring Agreement, we issued an aggregate of 208,333 additional Series B Warrants and an aggregate of 208,333 additional Series C Warrants to the Warrant Amendment Entities for no additional cash consideration. The Restructuring Agreement was described in, and included as an exhibit to, our Current Report on Form 8-K dated May 28, 2015.

Pursuant to the Director Compensation Plan previously approved by the Board of Directors, in connection with his appointment to the Board, Mr. Silverman was granted an option to purchase 12,500 shares of our common stock under the 2014 Omnibus Stock Ownership Plan, at a price equal to the closing price of the common stock on the date of his appointment, with such options to vest in in equal monthly installments over the following 24 months.

Dr. John Bonfiglio Consulting Agreement

On July 23, 2015, Dr. John Bonfiglio became a director. Prior to that time, on February 10, 2015, we entered into a Consulting Agreement with Dr. Bonfiglio. Pursuant to that Agreement, Dr. Bonfiglio was to (a) review our strategy, technology differentiation and development; (b) identify and implement new strategies to increase our financing opportunities; (c) present our company at external meetings and conferences; (d) develop and implement improved an investors’ relations program; and (e) upgrade our management team and Board of Directors. The Agreement provided that Dr. Bonfiglio would perform such services for up to 80 hours per month, and in exchange for these services, he would be paid $10,000 per month and received 20,834 options to purchase shares of our common stock for $1.74 per share. The stock options vested as follows: 2,778 options vested at the end of each of the first three months and 1,389 options vested at the end of each of the following nine months. The term of the Agreement was originally one year, and provided for termination by either party with 30 days’ notice. The Agreement was amended in June 2015 to increase the monthly cash payment to $15,000 per month, and increase the number of hours during which Dr. Bonfiglio would perform services to up to 120 hours per month. The Agreement was amended again in February 2016 to extend the term until August 10, 2016. Because Dr. Bonfiglio was a director at the time of the most recent amendment, the amendment was approved by our Audit Committee. On July 18, 2016, we entered into an employment agreement with Dr. Bonfiglio. Pursuant to that agreement, Dr. Bonfiglio agreed to serve as our President and Chief Operating Officer. Dr. Bonfiglio resigned from the Company as a director and officer on April 27, 2017.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the year ended December 31, 2016, our executive officers and directors filed with the Securities and Exchange Commission (the “Commission”), on a timely basis, all required reports relating to transactions involving equity securities of the Company beneficially owned by them. We have relied solely on the written representation of our executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

OTHER MATTERS

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for 2016. Stockholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:

TapImmune Inc.

50 North Laura St. - Suite 2500

Jacksonville, FL 32202

Attention: Michael J. Loiacono, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE
BOARD OF DIRECTORS
/s/ Michael J. Loiacono
Michael J. Loiacono,
Secretary

Jacksonville, Florida

July 12, 2017

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Appendix A

2014 OMNIBUS STOCK OWNERSHIP PLAN, AS AMENDED THROUGH JULY 2017

TapImmune Inc., a Nevada corporation (the “Company”), established the Corporation’s 2014 Omnibus Stock Ownership Plan. The Plan was adopted by the Company’s Board of Directors on March 19, 2014 and became effective as of that date, and it permits the grant of stock options, stock bonuses, dividend equivalents, restricted stock units and other stock-based awards. The Plan replaces the Company’s 2009 Stock Incentive Plan, and applies to all Awards (as hereinafter defined) granted on or after March 19, 2014, subject to variations as required to comply with local laws and regulations applicable outside the United States.

1.	Purpose

The purpose of this Plan is to advance the interest of the Company by encouraging and enabling the acquisition of a larger personal financial interest in the Company by those Employees and non-Employee directors upon whose judgment and efforts the Company is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such financial interest and Stock ownership will stimulate the efforts of such Employees and directors on behalf of the Company, strengthen their desire to continue in the service of the Company, and encourage shareholder and entrepreneurial perspectives through Stock ownership. It is also anticipated that the opportunity to obtain such financial interest and Stock ownership will prove attractive to promising new Employees and will assist the Company in attracting such Employees.

2.	Definitions

As used in this Plan, the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(a)  “Award” means any stock options, restricted stock units, stock bonuses, dividend equivalents and other stock-based awards granted under this Plan. In addition, for purposes of Section 3(d) only, “Award” means any award granted under any Prior Plan.

(b)  “Award Agreement” has the meaning specified in Section (c)(iv).

(c)  “Board” means the Board of Directors of the Company.

(d)  “Business Combination” has the meaning specified in Section 2(g)(iii).

(e)  “Business Day” means any day on which the principal securities exchange on which the shares of the Company's common stock are then listed or admitted to trading is open.

(f)   “Cause” means the Grantee's commission of any act or acts involving dishonesty, fraud, illegality or moral turpitude.

(g)  “Change in Control” means the happening of any of the following events:

(i)          the acquisition by any Person of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (A) the then-outstanding shares of Stock (“Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(g)(i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any Employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (4) any acquisition by any entity pursuant to a transaction that complies with Sections 2(g)(iii)(A), (B) and (C); or

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(ii)         individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(h)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of, or rule under, the Code shall include references to successor provisions.

(i)    “Committee” has the meaning specified in Section 4(a).

(j)    “Company” has the meaning specified in the first paragraph.

(k)   “Consultant” means and individual who has been engaged by the Company or a Subsidiary to render consulting or advisory services on a regular and ongoing basis.

(l)    “Disability” as it regards Employees, shall mean a mental or physical condition which, with or without reasonable accommodations, renders an Employee permanently unable or incompetent to carry out the job responsibilities he held or tasks to which he was assigned at the time the condition was incurred, with such determination to be made by the Committee on the basis of such medical and other competent evidence as the Committee in its sole discretion shall deem relevant.

“Disability” as it regards non-Employee directors and senior directors means a physical or mental condition that prevents the director from performing his or her duties as a member of the Board or a senior director, as applicable, and that is expected to be permanent or for an indefinite duration exceeding one year.

(m)  “Dividend equivalent” means an Award made pursuant to Section 6(d).

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(n)   “Employee” means any individual designated as an employee of the Company, its Affiliate, and/or its Subsidiaries who is on the current payroll records thereof; an Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period. “Employment” shall have the correlative meaning. The Committee in its discretion may, in the applicable Award Agreement, adopt a different definition of “Employee” and “Employment” for Awards granted to Grantees working outside the United States.

(o)   “Effective Date” means March 19, 2014.

(p)   “Fair Market Value” of any security of the Company means, as of any applicable date, the closing price of the security at the close of normal trading hours on the Nasdaq Stock Market, or, if no such sale of the security shall have occurred on such date, on the next preceding date on which there was such a sale.

(q)   “Foreign Equity Incentive Plan” has the meaning specified in Section 14.

(r)    “Grant Date” has the meaning specified in Section 6(a)(i).

(s)    “Grantee” means an individual who has been granted an Award.

(t)    “including” or “includes” means “including, without limitation,” or “includes, without limitation.”

(u)   “Incumbent Board” has the meaning specified in Section 2(g)(ii).

(v)   “Minimum Consideration” means $.01 per share or such larger amount determined pursuant to resolution of the Board to be “capital”.

(w)  “Minimum Vesting Requirement” means that Awards subject to the Minimum Vesting Requirement shall not become nonforfeitable prior to the six month anniversary of the Grant Date, or such other vesting date as the Committee may, in its discretion, expressly designate for an Award, subject to Sections 12, 13 and 21.

(x)   “1934 Act” means the Securities Exchange Act of 1934, as amended, and regulations and rulings thereunder. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

(y)   “non-Employee director” means a member of the Board who is not an Employee of the Company.

(z)   “Option Price” means the per-share purchase price of Stock subject to a stock option.

(aa) “other stock-based award” means an Award made pursuant to Section 6(f).

(bb) “Outstanding Company Common Stock” has the meaning specified in Section 2(g)(i).

(cc) “Outstanding Company Voting Securities” has the meaning specified in Section 2(g)(i).

(dd) “Person” means any “individual,” “entity” or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ee) “Prior Plan” means the Company’s 2009 Stock Incentive Plan.

(ff)   “Qualified Performance-Based Award” means any Award that is intended to qualify for the Section 162(m) Exemption, as provided in Section 23.

(gg) “Qualified Performance Goal” means a performance goal established by the Committee in connection with more Specified Performance Goals, and (ii) is set by the Committee within the time period prescribed by Section 162(m) of the Code; provided, that in the case of a stock option or stock appreciation right, the Qualified Performance Goal shall be considered to have been established without special action by the Committee, by virtue of the fact that the Stock subject to such Award must increase in value over its Fair Market Value on the Grant Date (or over a higher value) in order for the Grantee to realize any compensation from exercising the stock option or stock appreciation right.

A-3

(hh) “Restricted Stock Unit” or “RSU” means an Award made pursuant to Section 6(e).

(ii)  “Section 16 Grantee” means an individual subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

(jj)   “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(kk) “Service-Vesting Award” means an Award, the vesting of which is contingent solely on the continued service of the Grantee as an Employee of the Company and its Subsidiaries or as a non-Employee director of the Company.

(ll)   “Specified Performance Goal” means any of the following measures as applied to the Company as a whole or to any Subsidiary, division or other unit of the Company: revenue; operating income; net income; basic or diluted earnings per share; return on revenue; return on assets; return on equity; return on total capital; total shareholder return; or any other measure of financial performance that can be determined pursuant to U.S. generally accepted accounting principles.

(mm) “Stock” means the common stock of the Company, par value $.01 per share.

(nn) “Subsidiary” means any entity in which the Company directly or through intervening subsidiaries owns 50% or more of the total combined voting power or value of all classes of stock, or, in the case of an unincorporated entity, a 50% or more interest in the capital and profits.

(oo) “Termination of Directorship” means the first date upon which a non-Employee director is not a member of the Board.

(pp) “Termination of Employment” of a Grantee means the termination of the Grantee's Employment with the Company and the Subsidiaries, as determined by the Company, or in the case of a Grantee providing services as a Consultant, the date on which the Consultant has completely and permanently cease to provide such consulting services to the Company, as determined by the Company.

3.	Scope of this Plan

(a)          As of March 18, 2014, no shares were available for future grant under Prior Plans. As of the date this Plan became effective, 2 million shares, and any shares which may be returned to the Prior Plans as described in (d) below, became available for future grants under this Plan. An additional 5 million shares were reserved for future grants under this Plan, bringing the total number of shares of Stock which may be delivered to Grantees pursuant to this Plan up to a total of seven million shares, the total shares after adjustments pursuant to the Company’s reverse stock split if 583,334 plus any shares which may be returned to the Prior Plans as described in (d) below, subject to the other provisions of this Section 3 and to adjustment as provided in Section 22. Such shares may be treasury shares or newly-issued shares or both, as may be determined from time to time by the Board or by the Committee appointed pursuant to Section 4.

(b)          Subject to adjustment as provided in Section 22, the maximum number of shares of Stock for which stock options and stock appreciation rights may be granted to any Grantee in any one-year period shall be at the discretion of the Board of Directors, and the maximum number of shares of Stock that may be granted to any Grantee in any one-year period in the form of restricted stock, and other stock-based awards, shall be at the discretion of the Board of Directors, provided that for any awards that are intended to be Qualified Performance-based Awards, the maximum number of shares of Stock which may be covered by the stock options and stock appreciation rights granted to a Grantee during any one-year period shall be limited to 200,000 shares. Subject to the other provisions of this Section 3 and subject to adjustment as provided in Section 22, not more than 15% of the total outstanding shares of the Company may be granted as Bonus Shares under this Plan.

A-4

(c)           If and to the extent an Award granted under this Plan shall, after the Effective Date, expire or terminate for any reason without having been exercised in full, or shall be forfeited or settled for cash, the shares of Stock (including restricted stock) associated with the expired, terminated or forfeited portion of such Award shall become available for other Awards. In no event shall the number of shares of Stock considered to be delivered pursuant to the exercise of a stock appreciation right include the shares that represent the grant or exercise price thereof, which shares are not delivered to the Grantee upon exercise.

(d)           If and to the extent an Award granted under a Prior Plan shall, after the Effective Date, expire or terminate for any reason without having been exercised in full, or shall be forfeited or settled for cash, the shares of Stock (including restricted stock) associated with the expired, terminated or forfeited portion of such Award shall become available for Awards under this Plan. If, after the Effective Date, a Grantee uses shares of Stock owned by the Grantee (by either actual delivery or by attestation) to pay the Option Price of any stock option granted under this Plan or a Prior Plan or to satisfy any tax-withholding obligation with respect to an Award granted under this Plan or a Prior Plan, the number of shares of Stock delivered or attested to shall be added to the number of shares of Stock available for delivery under this Plan. To the extent any shares of Stock subject to a stock option granted under this Plan are withheld, after the Effective Date, to satisfy the Option Price of that stock option, or any shares of Stock subject to an Award granted under this Plan are withheld to satisfy any tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under this Plan. To the extent any shares of Stock subject to an Award granted under a Prior Plan are withheld, after the Effective Date, to satisfy any tax-withholding obligation, such shares shall be added to the maximum number of shares of Stock available for delivery under this Plan. Notwithstanding the foregoing, no shares of Stock that become available for Awards granted under this Plan pursuant to the foregoing provisions of this Section 3(d) shall be available for grants of incentive stock options pursuant to Section 6(f).

4.	Administration

(a)           Subject to Section 4(b), this Plan shall be administered by a committee appointed by the Board (the “Committee”). All members of the Committee shall be “outside directors” (as defined or interpreted for purposes of the Section 162(m) Exemption). The composition of the Committee also shall be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to this Plan to be exempt from liability under Rule 16b-3 under the 1934 Act and to satisfy the “independence” requirements of any national securities exchange on which the Stock is listed.

(b)           The Board may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee. To the extent that the Board has reserved to itself the authority and responsibility of the Committee or that the Board has not appointed a Committee, all references to the Committee in this Plan shall be deemed to refer to the Board.

(c)           The Committee shall have full and final authority, in its discretion, but subject to the express provisions of this Plan (including without limitation Section 23(e)), as follows:

(i)          to grant Awards,

             (ii)         to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and, if so, whether they shall be exercisable cumulatively with or alternatively to such other specific Awards,

(iii)        to interpret this Plan,

              (iv)        to determine all terms and provisions of all Awards, including without limitation any restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to Stock acquired upon exercise of a stock option, which restrictions may continue beyond the Grantee's Termination of Employment or Termination of Directorship, as applicable), which shall be set forth in a written (including in an electronic form) agreement for each Award (the “Award Agreements”), which need not be identical, and, with the consent of the Grantee, to modify any such Award Agreement at any time,

             (v)         to adopt or to authorize foreign Subsidiaries to adopt Foreign Equity Incentive Plans as provided in Section 14,

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             (vi)        to delegate any or all of its duties and responsibilities under this Plan to any individual or group of individuals it deems appropriate, except its duties and responsibilities with respect to Section 16 Grantees and with respect to Qualified Performance-Based Awards, and (A) the acts of such delegates shall be treated hereunder as acts of the Committee and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities,

             (vii)       to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award or any group of Awards, other than the Minimum Vesting Requirement, for any reason, solely to the extent that any such acceleration or waiver would not cause any tax to become due under Section 409A of the Code,

             (viii)      subject to Section 6(a)(ii), to extend the time during which any Award or group of Awards may be exercised or earned, solely to the extent that any such extension would not cause any tax to become due under Section 409A of the Code,

             (ix)         to make such adjustments or modifications to Awards granted to or held by Grantees working outside the United States as are necessary and advisable to fulfill the purposes of this Plan or to accommodate the specific requirements of local laws, procedures or practices,

             (x)          to impose such additional conditions, restrictions and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards and limiting the percentage of Awards that may from time to time be exercised by a Grantee,

             (xi)         notwithstanding Section 8, to prescribe rules and regulations concerning the transferability of any Awards, and

             (xii)        to make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

(d)          The determination of the Committee on all matters relating to this Plan or any Award Agreement shall be made in its sole discretion, and shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award.

5.	Eligibility

Awards may be granted to any Employee (including any officer) of the Company or any of its domestic Subsidiaries, any Employee, officer or director of any of the Company's foreign Subsidiaries, to any non-Employee director of the Company, or to any Consultant of the Company designated by the Committee. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of this Plan.

6.	Conditions to Grants

(a)         General conditions.

              (i)          The “Grant Date” of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

(ii)         The term of each Award shall be a period not longer than 10 years from the Grant Date.

(iii)        A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

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(b)         Grant of Stock Options and Option Price. A stock option represents the right to purchase a share of Stock at a predetermined Option Price. No later than the Grant Date of any stock option, the Committee shall establish the Option Price of such stock option. The per-share Option Price of a stock option shall not be less than 100% of the Fair Market Value of a share of the Stock on the Grant Date. Such Option Price shall be subject to adjustment as provided in Section 22. The applicable Award Agreement may provide that the stock option shall be exercisable for restricted stock. The Committee shall not without the approval of the Company's shareholders, other than pursuant to Section 22, (i) reduce the per-share Option Price of a stock option after it is granted, (ii) cancel a stock option when the per-share Option Price exceeds the Fair Market Value of a share of the Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a stock option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

(c)          Grant of Stock Bonuses. The Committee may, in its discretion, grant shares of Stock to any Employee or Consultant eligible under Section 5 to receive Awards, other than executive officers of the Company.

(d)          Grant of Dividend Equivalents. The Committee may, in its discretion, grant dividend equivalents, which represent the right to receive cash payments or shares of Stock measured by the dividends payable with respect to specific shares of Stock or a specified number of shares of Stock. Dividend equivalents may be granted as part of another type of Award, and shall be subject to such terms and conditions as the Committee shall determine; provided, that the Committee shall not provide for payment of dividend equivalents in a manner that would cause any tax to become due under Section 409A of the Code.

(e)          Grant of Restricted Stock Units (“RSUs”). The Committee may, in its discretion, grant RSUs, which Awards are denominated in, payable in, and valued, in whole or in part, by reference to, shares of Stock. An RSU shall represent the right to receive a payment, in cash, shares of Stock or both (as determined by the Committee), and shall be subject to such terms and conditions as the Committee shall determine.

(f)          Grant of Other Stock-Based Awards. The Committee may, in its discretion, grant other stock-based awards. These are Awards, other than stock options (not including incentive stock options), stock bonuses, dividend equivalents and restricted stock units that are denominated in, valued, in whole or in part, by reference to, or otherwise based on or related to, Stock. The purchase, exercise, exchange or conversion of other stock-based awards granted under this Section 6(f) shall be on such terms and conditions and by such methods as shall be specified by the Committee. If the value of any other stock-based award is based on the difference between the excess of the Fair Market Value, on the date such Fair Market Value is determined, over such Award's exercise or grant price, the exercise or grant price for such an Award will not be less than 100% of the Fair Market Value on the Grant Date. If the value of such an Award is based on the full value of a share of Stock, and the Award is a Service-Vesting Award, then unless the Committee in its discretion, expressly determines otherwise the Award shall be subject to the Minimum Vesting Requirement. The Committee shall not without the approval of the Company's shareholders, other than pursuant to Section 22, (i) lower the exercise price of a stock appreciation right after it is granted, (ii) cancel a stock appreciation right when the exercise price exceeds the Fair Market Value of a share of the Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a stock appreciation right that would be treated as a repricing under the rules and regulations of the rules of any national market or quotation system on which the Company’s shares of common stock are listed or quoted.

7.	Grantee's Agreement to Serve

The Committee may, in its discretion, require each Grantee who is granted an Award to, execute such Grantee's Award Agreement, and to agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries, remain as a non-Employee director, or remain as a Consultant, as applicable, for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment or service as a non-Employee director or Consultant shall be implied by the terms of this Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee or services of any Consultant as existed before the Effective Date.

8.	Non-Transferability

No Award granted hereunder shall be assigned, encumbered, pledged, sold, transferred, or otherwise disposed of other than by will or the laws of descent and distribution; provided however, that unless otherwise determined by the Committee, a Grantee may designate in writing a beneficiary to exercise or hold, as applicable, his or her Award after such Grantee's death. In the case of a holder after the Grantee's death, an Award shall be transferable solely by will or by the laws of descent and distribution.

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9.	Exercise

(a)        Exercise of Stock Options. Subject to Sections 4(c)(vii), 12, 13 and 21 and such terms and conditions as the Committee may impose, each stock option shall be exercisable as and when determined by the Committee; provided that, unless the Committee determines otherwise, each stock option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such stock option.

Each stock option shall be exercised by delivery of notice of intent to purchase a specific number of shares of Stock subject to such stock option. Such notice shall be in a manner specified by and satisfactory to the Company. The Option Price of any shares of Stock as to which a stock option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

(i)          cash,

(ii)         unless otherwise determined by the Committee, Stock owned by the Grantee, valued at its Fair Market Value at the time of exercise,

(iii)        with the approval of the Committee, shares of restricted stock held by the Grantee, each valued at the Fair Market Value of a share of Stock at the time of exercise, or

(iv)        unless otherwise determined by the Committee, through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Board of Governors of the Federal Reserve System.

If shares of Stock are used to pay the Option Price, such shares of Stock must have been held by the Grantee for more than six months prior to exercise of the stock option, unless otherwise determined by the Committee. Such payment may be made by actual delivery or attestation.

(b)          Time of Exercise/Expiration. Notwithstanding anything to the contrary herein, in the event that the final date on which any stock option would otherwise be exercisable in accordance with the provisions of this Plan (including without limitation Section 12 hereof) is not a Business Day, the last day on which such stock option may be exercised is the last Business Day immediately preceding such date.

10.	Notification under Section 83(b)

The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any stock option, or the grant of any share of restricted stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the U.S. Internal Revenue Service, in addition to complying with any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

11.	Withholding Taxes

(a)         Whenever, under this Plan, cash or Stock is to be delivered upon exercise or payment of an Award, or any other event occurs that results in taxation of a Grantee with respect to an Award, the Company shall be entitled to require (i) that the Grantee remit an amount sufficient to satisfy all U.S. federal, state and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under this Plan, (iii) any other method prescribed by the Committee from time to time or (iv) any combination of the foregoing.

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(b)          If any disqualifying disposition (as defined in Section 421(b) of the Code) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to this Plan or any election described in Section 10 is made, then the individual making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all U.S. federal, state and local withholding taxes thereby incurred; provided, that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under this Plan.

(c)          Notwithstanding the foregoing, in no event shall the amount withheld or remitted in the form of shares of Stock due to a Grantee under this Plan exceed the minimum required by applicable law, except in the case of amounts due to a Grantee working outside the United States or amounts withheld after January 1, 2017, where the amount withheld may exceed such minimum, provided that it is not in excess of the maximum actual amount required to be withheld with respect to the Grantee under applicable tax law or regulations.

(d)          Although the Company may endeavor to qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or to avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything contrary in this Plan and the Company will have no liability to a Grantee or any other party if a payment under an Award does not receive or maintain such favorable treatment or does not avoid such unfavorable treatment. The Company shall be unconstrained in its corporate activities without regard to the potential tax impact on Grantees.

12.	Termination of Employment

(a)          The applicable Award Agreement shall specify the treatment of such Award upon the Grantee's Termination of Employment. Unless otherwise provided in the applicable Award Agreement, all unvested Awards shall forfeit upon the Grantee's Termination of Employment, and vested stock options shall remain exercisable until the 90th day following Termination of Employment.

(b)          Committee Discretion. Notwithstanding the foregoing, the Committee may determine that the consequences of a Termination of Employment for a particular Award will differ from those in the applicable Grant Agreement after it is granted if the change is favorable to the Grantee, unless otherwise required to comply with applicable laws; provided, that the Committee shall have no authority (i) after the Grant Date, to extend the time to exercise unexercised stock options or stock appreciation rights to any date later than the 10th anniversary of the Grant Date (or, if earlier, the original expiration date of the Award) or (ii) otherwise to provide for terms of an Award that would cause any tax to become due under Section 409A of the Code.

13.	Termination of Directorship

(a)          The applicable Award Agreement shall specify the treatment of such Award upon the Director's Termination of Directorship with the Company. Unless otherwise provided in the applicable Award Agreement, all unvested Awards shall forfeit upon the Director's Termination of Directorship.

(b)          Committee Discretion. Notwithstanding the foregoing, the Committee may determine that the consequences of Termination of Directorship for a particular Award will differ from those in the Applicable Award Agreement after the Award is granted, if the change is favorable to the Grantee; provided, that the Committee shall have no authority (i) after the Grant Date, to extend the time to exercise unexercised stock options or stock appreciation rights to any date later than the 10th anniversary of the Grant Date (or, if earlier, the original expiration date of the Award) or (ii) otherwise to provide for terms of an Award that would cause any tax to become due under Section 409A of the Code.

14.	Equity Incentive Plans of Foreign Subsidiaries

The Committee may adopt or authorize any foreign Subsidiary to adopt a plan for granting Awards (a “Foreign Equity Incentive Plan”). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under this Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of this Plan.

15.	Securities Law Matters

(a)          If the Committee deems it necessary to comply with the Securities Act of 1933, as amended, and the regulations and rulings thereunder, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

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(b)          If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) U.S. federal, state, foreign or local securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities (together, referred to herein as “Securities Law Requirements”), then the Committee may (A) postpone any such exercise, nonforfeitability or delivery, as the case may be, for not more than 30 days after the date on which such exercise, nonforfeitability or delivery would no longer violate such law or requirements, or (B) amend or cancel some or all of the Awards affected by such Securities Law Requirements, with or without consideration to the relevant Grantees.

16.	Funding

Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under this Plan.

17.	No Employment Rights

Neither the establishment of this Plan, nor the granting of any Award, shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by this Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

18.	Rights as a Stockholder

A Grantee shall not, by reason of any Award (other than restricted stock), have any right as a stockholder of the Company with respect to the shares of Stock that may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her.

19.	Nature of Payments

Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee, and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

20.	Non-Uniform Determinations

Neither the Committee's nor the Board's determinations under this Plan need be uniform, and may be made by the Committee or the Board selectively among individuals who receive, or are eligible to receive, Awards (whether or not such individuals are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 12, of Terminations of Employment.

21.	Change in Control Provisions

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 21 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award (as reflected in the applicable Award Agreement).

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(a)          Upon a Change in Control, each then-outstanding stock option and stock appreciation right, and each other then-outstanding Award that is a Service-Vesting Award (each, a “Replaced Award”), shall be replaced with another Award meeting the requirements of Section 21(b) (a “Replacement Award”); provided that (i) if a Replacement Award meeting the requirements of Section 21(b) cannot be issued (because, for example, there are no publicly traded equity securities available, such that the requirement described in clause (iii) of the first sentence of Section 21(b) cannot be met), or (ii) the Committee so determines at any time prior to the Change in Control, upon a Change in Control each Replaced Award shall instead become fully vested, exercisable and free of restrictions. The treatment of any Awards which are not Replaced Awards (i.e., Awards other than stock options and stock appreciation rights, which are not Service-Vesting Awards) shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

(b)          An Award shall meet the conditions of this Section 21(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; (iv) its terms and conditions comply with Section 21(c) below; and (v) its other terms and conditions are not less favorable to the Grantee than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 21(b) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

(c)          Upon a Termination of Employment or Termination of Directorship of a Grantee occurring in connection with or during the period of two years after such Change in Control, other than for Cause, (i) all Replacement Awards held by the Grantee shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all stock options and stock appreciation rights held by the Grantee immediately before the Termination of Employment or Termination of Directorship that the Grantee held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than two years following such termination or until the expiration of the stated term of such stock option, whichever period is shorter (provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control). The treatment described in the preceding sentence shall not apply if the Termination of Employment is initiated by the Employee.

22.	Adjustments Upon Certain Changes

The following shall be subject to any action by the shareholders of the Company required by law, applicable tax rules or the rules of any exchange on which shares of Stock of the Company are listed for trading:

(a)          Shares Available for Grants. In the event of any change in the number of shares of Stock of the Company outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards and the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards to any individual Grantee in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock of the Company outstanding by reason of any other event or transaction, the Committee may, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted.

(b)          Increase or Decrease in Issued Shares Without Consideration. In the event of any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares of Stock of the Company or the payment of a stock dividend (but only on the shares of Stock of the Company), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee may, to the extent deemed appropriate by the Committee, adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)          Certain Mergers. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee may, to the extent deemed appropriate by the Committee, adjust each Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

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(d)          Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets (on a consolidated basis), or (iii) a merger, consolidation or similar transaction involving the Company in which the holders of shares of Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(i)          cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Grantee to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, equal to the value, as determined by the Committee, of such Award, provided that with respect to any outstanding stock option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price of such stock option; or

(ii)         provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to some or all of the property which a holder of the number of shares of Stock subject to such Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Grantee to whom such Award was granted in partial consideration for the exchange of the Award.

(e)          Other Changes. In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in paragraphs 22(b), (c) or (d), the Committee may make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in such other terms of such Awards as the Committee may consider appropriate, provided that if any such Award is intended to be a Qualified Performance-Based Award such adjustment is consistent with the requirements of Section 162(m) Exemption.

(f)          No Other Rights. Except as expressly provided in the Plan, no Grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Award.

(g)          Savings Clause. No provision of this Section 22 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

23.	Qualified Performance-Based Awards

(a)          The provisions of this Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Grantee who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) at the time of exercise qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention. The provisions referred to in the preceding sentence include without limitation the limitation on the total amount of such Awards to any Grantee set forth in Section 3(b); the requirement of Section 4(a) that the Committee satisfy the requirements for being “outside directors” for purposes of the Section 162(m) Exemption; the limitations on the discretion of the Committee with respect to Qualified Performance-Based Awards; and the requirements of Sections 6(b) that the Option Price of stock options be not less than the Fair Market Value of the Stock on the Grant Date (which requirement constitutes the Qualified Performance Goal). The base price for determining the value of stock appreciation rights shall not be less than the Fair Market Value of the Stock on the Grant Date (which requirement constitutes the Qualified Performance Goal).

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(b)          The Committee may designate any Award (other than a stock option or stock appreciation right) as a Qualified Performance-Based Award upon grant, in each case based upon a determination that (i) the Grantee is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption. The provisions of this Section 23 shall apply to all such Qualified Performance-Based Awards, notwithstanding any other provision of this Plan, other than Section 21.

(c)          Each Qualified Performance-Based Award (other than a stock option or stock appreciation right) shall be earned, vested and payable (as applicable) only upon the Committee’s determination that the Qualified Performance Goals designated for the Qualified Performance-Based Award have been achieved, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or Disability of the Grantee, and (ii) the provisions of Section 21 shall apply notwithstanding this sentence.

(d)          Qualified Performance Goals may take the form of absolute goals or goals relative to the performance of one or more other companies comparable to the Company or of an index covering multiple companies. In establishing Qualified Performance Goals, the Committee may specify that there shall be excluded the effect of restructuring charges, discontinued operations, extraordinary items, cumulative effects of accounting changes, and other unusual or nonrecurring items, and asset impairment and the effect of foreign currency fluctuations, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such excluded items are objectively determinable by reference to the Company's financial statements, notes to the Company's financial statements and/or management's discussion and analysis in the Company's financial statements.

(e)          Except as specifically provided in Section 23(d), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner to waive the achievement of the applicable Qualified Performance Goals or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

24.	Amendment of this Plan

The Board or the Committee may from time to time in its discretion amend this Plan or Awards, without the approval of the shareholders of the Company, except (i) to the extent required under the listing requirements of any national securities exchange on which are listed any of the Company's equity securities and (ii) to the extent the amendment would result in (A) the reduction of the Option Price of any stock option, (B) cancellation of a stock option when the Option Price exceeds the Fair Market Value of a share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (C) any other action with respect to a stock option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market. No such amendment shall adversely affect any previously-granted Award without the consent of the Grantee, except for (x) amendments made to comply with applicable law, stock exchange rules or accounting rules, and (y) amendments that do not materially decrease the value of such Awards. In addition, no such amendment may be made that would cause a Qualified Performance Based Award to cease to qualify for the Section 162(m) Exemption.

25.	Termination of this Plan

This Plan shall terminate on the 10th anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under this Plan.

26.	No Illegal Transactions

This Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority that may be applicable thereto; and, notwithstanding any provision of this Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation. Such circumstances or the inability or impracticability of the Company to obtain or maintain authority from any regulatory body (which authority is deemed by the Company to be necessary for the lawful issuance and/or sale of Stock hereunder) shall relieve the Company of any liability for the failure to issue and/or sell such Stock and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Grantees.

A-13

27.	Controlling Law

The law of the State of Nevada shall be controlling in all matters relating to this Plan.

28.	Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

29.	Section 409A

No provision of this Plan shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. No action, or failure to act, pursuant to this Section 29 or to any other provision of the Plan that references Section 409A of the Code shall subject the Committee, the Board or the Company to any claim, liability or expense, and neither the Committee, the Board nor the Company shall have any obligation to indemnify or otherwise protect any Grantee from the obligation to pay any taxes pursuant to Section 409A of the Code.

30.  The number of shares of common stock authorized for issuance under the Company’s 2009 Stock Incentive Plan and 2014 Omnibus Stock Option Plan be and hereby is reduced by dividing the number of shares of common stock authorized for issuance under the Company’s 2009 Stock Incentive Plan and 2014 Omnibus Stock Option Plan prior to September 16, 2016 by 12.

31.  That all stock options to purchase the Company’s common stock which were outstanding on September 16, 2016, be and hereby are adjusted to (i) reduce the number of shares of common stock subject to purchase thereunder immediately prior to the Reverse Stock Split by dividing such number of shares by 12, and (ii) increasing the exercise price for each share of common stock subject to purchase thereunder by multiplying the exercise price in effect immediately prior to the Reverse Stock Split by 12.

A-14

Appendix B

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

TAPIMMUNE INC.

TO BE HELD AT JACKSONVILLE HYATT REGENCY RIVERFRONT

ON AUGUST 29, 2017 AT 10:00 A.M. LOCAL TIME

The undersigned stockholder of TapImmune Inc.(the “Company”), hereby constitutes and appoints Glynn Wilson and Michael J. Loiacono with full power of substitution or in the place of the foregoing, for and on behalf of the undersigned stockholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of Stockholders or at any adjournments thereof (the “Annual Meeting”), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Stockholders and Proxy Statement, dated July 12, 2017, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any stockholder proposals not submitted to the Company for a vote of the stockholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal 1 is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side FOR Proposals 2, 4, 5 and 6 and FOR an annual vote on executive compensation in Proposal 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAPIMMUNE INC. AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE. The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

B-1

PROXY

A. PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4, 5 and 6 and FOR an annual vote on executive compensation in Proposal 3.

Proposal 1: Election of Directors. To elect the following Directors to serve until the 2018 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified:

Dr. Glynn Wilson	For ☐ Withhold Authority ☐
Sherry Grisewood	For ☐ Withhold Authority ☐
Mark Reddish	For ☐ Withhold Authority ☐
David Laskow-Pooley	For ☐ Withhold Authority ☐
Frederick Wasserman	For ☐ Withhold Authority ☐
Joshua Silverman	For ☐ Withhold Authority ☐

Proposal 2: Advisory vote on executive compensation.

☐ For	☐ Against	☐ Abstain

Proposal 3: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.

             ☐ Every 1 Year             ☐ Every 2 Years             ☐ Every 3 Years ☐ Abstain

Proposal 4: Approval of the Company’s 2014 Omnibus Stock Ownership Plan, as Amended Through July 2017.

☐ For	☐ Against	☐ Abstain

Proposal 5: Approval of an Amendment to the Company’s 2014 Omnibus Stock Ownership Plan to increase the authorized shares by 800,000 shares.

☐ For	☐ Against	☐ Abstain

Proposal 6: Ratification of the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2017.

☐ For	☐ Against	☐ Abstain

B. Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held:

Signature of Stockholder

Signature of Stockholder (If held jointly)

Dated:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

B-2

CONTROL ID:

TAPIMMUNE INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

DATE: AUGUST 29, 2017

TIME: 10:00 AM (LOCAL TIME)

LOCATION: JACKSONVILLE HYATT REGENCY RIVERFRONT, 225 E. COASTLINE DRIVE, JACKSONVILLE, FL 32202

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: http://www.proxyandprinting.com.

.	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE:

Step 1: Go to http://www.proxyandprinting.com.

Step 2: Click the “Vote Your Proxy” link.

Step 3: Click on the logo of TapImmune.

Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 10:00 AM

EASTERN TIME ON AUGUST 29, 2017.

•	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE AUGUST 8, 2017.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.proxyandprinting.com	ehaskaj@islandstocktransfer.com
1-877-502-0550	1-727-289-0069	FOLLOW THE ON-SCREEN	INCLUDE YOUR CONTROL ID IN
		INSTRUCTIONS.	YOUR EMAIL.

HOW TO ATTEND THE MEETING AND VOTE IN PERSON: PLEASE COME TO JACKSONVILLE HYATT REGENCY RIVERFRONT, 225 E. COASTLINE DRIVE, JACKSONVILLE, FL 32202 ON AUGUST 29, 2017 AT 10:00 AM TO ATTEND THE MEETING AND VOTE IN PERSON.

VOTING ITEMS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR THE BOARD OF DIRECTORS PRESENTED UNDER PROPOSAL 1:

1.	Election of Directors

Nominees – Dr. Glynn Wilson, Sherry Grisewood, Mark Reddish, David Laskow-Pooley, Frederick Wasserman and Joshua Silverman

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS:

2.	Advisory vote on executive compensation.

4. Approval of the Company’s 2014 Omnibus Stock Ownership Plan, as Amended Through July 2017.

5. Approval of an Amendment to the Company’s 2014 Omnibus Stock Ownership Plan to increase the authorized shares by 800,000 shares.

6. Ratification of the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR “EVERY 1 YEAR” ON THE FOLLOWING PROPOSAL:

3.	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JULY 6, 2017 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF OUR PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!